As filed with the Securities and Exchange Commission on April 23, 2020

Registration File Nos. 033-79124 and 811-08520

U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 30	☒
(Check Appropriate Box or Boxes)

TIAA SEPARATE ACCOUNT VA-1

(Exact Name of Registrant)

730 Third Avenue

New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
John M. McCann, Esq. Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Blvd. Charlotte, North Carolina 28262	Christopher P. Harvey, Esq. Adam T. Teufel, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2020

Individual flexible-premium deferred variable annuities
funded through

TIAA Separate Account VA-1

of Teachers Insurance and Annuity Association of America

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the TIAA Separate Account VA-1’s (the “separate account”) annual and semiannual reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, they will be made available on Teachers Insurance and Annuity Association of America’s (“TIAA”) website, TIAA.org, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive these reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive reports and other communications from the separate account electronically anytime by updating your account settings at TIAA.org/eDelivery.

You may elect to receive all future reports in paper free of charge. To do so, you can update your account settings at TIAA.org/eDelivery or call 800-223-1200 during regular business hours to let the separate account know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held with the separate account and any other investment companies within the same group of related investment companies.

This prospectus (“Prospectus”) tells you about the Teachers Personal Annuity, an individual flexible-premium deferred variable annuity funded through TIAA Separate Account VA-1 of TIAA. Read it carefully before investing and keep it for future reference.

Important Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not distributed new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

The separate account is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account (the “SIA”).

TIAA offers the separate account as part of the contract, which also has a fixed account.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is contained in its Statement of Additional Information (“SAI”), dated May 1, 2020, which is incorporated by reference into this Prospectus. The Prospectus, SAI and the SIA’s annual report and semiannual report, which are incorporated by reference herein, are all on file with the SEC. You can request these documents and other information about the separate account free of charge by writing to TIAA at 730 Third Avenue, New York, New York 10017-3206 (attention: Imaging Services), by calling 800-223-1200 or by going to the website www.tiaa.org. The SAI’s table of contents is on the last page of this Prospectus. The SEC maintains a website (www.sec.gov) that contains the Prospectus, the SAI, the annual report and semiannual report, material incorporated by reference and other information regarding the separate account.

An investment in the contract is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of contents

Definitions 4

Summary 5

Teachers Insurance and Annuity Association of America 7

The separate account 8

Adding, closing or substituting portfolios 8

Investment objective 9

Investment mix 9

Principal risks of investing in the SIA 9

Additional information about investment objective 11

Additional information about investment strategies and risks 12

Portfolio turnover 15

Portfolio holdings 15

More about the benchmark 16

Valuation of assets 16

Management and investment advisory arrangements 18

The account’s investment adviser 18

Portfolio management 19

The contract 19

Eligible purchasers of the contract 20

Remitting premiums 20

Important information about procedures for purchasing a new contract 21

Accumulation units 22

More about remitting premiums 23

The fixed account 23

Transfers between the separate account and the fixed account 24

Cash withdrawals 24

General consideration for all
transfers and cash withdrawals 25

Tax issues 25

Market timing 25

Charges 26

Separate account charges 26

Other charges 27

Brokerage commissions and related transaction expenses 27

The annuity period 27

Annuity starting date 28

Income options 28

Death benefits 30

Methods of payment 31

Timing of payments 32

Federal income taxes 32

Important transaction information 37

Legal proceedings 39

Additional information about index providers 40

Additional information about the separate account and the Management Committee 40

Condensed financial information 40

Table of contents for the Statement of Additional Information 44

This Prospectus outlines the terms under which the contracts offered by the separate account are available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this Prospectus. If anyone does offer you such information or representations, you should not rely on them.

Definitions

Throughout the Prospectus, the terms “you” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how they are used in the Prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation The total value of your accumulation units.

Accumulation Period The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit A share of participation in the separate account.

Advisors Teachers Advisors, LLC, the investment adviser to the separate account.

Annuitant The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day Any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American (collectively with the NYSE, the “NYSE Exchanges”), are open for trading. A Business Day generally ends at 4:00 p.m. Eastern Time, or when trading closes on the NYSE Exchanges, if earlier. A Business Day may end early only as of the latest closing time of the regular (or core) trading session of any of the NYSE Exchanges.

Calendar Day Any day of the year. Calendar days end at the same time as Business Days.

Contract The fixed and variable components of the individual, flexible-premium deferred Teachers Personal Annuity described in this Prospectus.

Contractowner The person (or persons) who controls all the rights and benefits under a contract.

CREF The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

4     Prospectus  ■  TIAA Separate Account VA-1

General Account All of TIAA’s assets other than those allocated to the separate account or to any other TIAA separate account.

Good Order Actual receipt of an order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals or payment of death or other benefits), and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Income Option Any of the ways you can receive annuity income, which must be from the fixed account.

IRC The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Premium Any amount you invest in the contract.

Separate Account TIAA Separate Account VA-1, which was established by TIAA under New York law to fund your variable annuity. The separate account holds its assets apart from TIAA’s other assets.

Stock Index Account (SIA) The sole investment portfolio of the separate account.

Survivor Income Option An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA Teachers Insurance and Annuity Association of America.

Valuation Day Any Business Day.

Summary

Read this summary together with the detailed information you will find in the rest of the Prospectus.

This Prospectus describes the variable component of the Teachers Personal Annuity contract, which also provides fixed annuity benefits (see “The fixed account” below). The contract is an individual flexible-premium deferred variable annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible purchasers of the contract” below).

TIAA Separate Account VA-1  ■  Prospectus     5

The separate account

The separate account is an open-end management investment company. The separate account has only one investment portfolio, the SIA. The SIA is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in the SIA, as in any portfolio, can fluctuate, and you bear the entire risk of any such fluctuation.

Expenses

Here is a summary of the direct and indirect expenses under the Teachers Personal Annuity contract.

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)	None
Transfer to the Fixed Account	None
Cash Withdrawals	None

Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge[1]	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)[2]	0.15%
Total Annual Expenses[3]	0.75%

1	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% of average daily net assets per year.
2

Advisors has voluntarily agreed to waive the portion of its 0.30% annual investment advisory charge that exceeds 0.15% of average daily net assets. This voluntary waiver can be discontinued at any time.

3

If the full amount of the administrative expense, investment advisory and mortality and expense risk charges were imposed, total annual expenses would be 1.50% of average daily net assets. TIAA guarantees that total annual expenses will never exceed this level.

You will receive at least three months’ notice before TIAA raises any of these charges. Premium taxes also may apply to certain contracts (see “Other charges” below).

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The example also assumes that your investment has a 5% annual return each year and that expenses remain the same. This table is intended to help you compare the various expenses you would bear, directly or indirectly, as an owner of a contract for the time periods indicated. Remember that this table does not represent actual past or future expenses or investment performance. Actual expenses may be higher or lower than those shown. For more information, see “Charges” below.

6     Prospectus  ■  TIAA Separate Account VA-1

	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the
applicable time period:	$8	$24	$42	$93
If you annuitize at the end of the applicable time period:	$8	$24	$42	$93
If you do not withdraw your entire accumulation:	$8	$24	$42	$93

Restrictions on Transfers and Cash Withdrawals. Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account or take a withdrawal from the fixed account no more than once every 180 days. After you have been given three months’ notice, the number of transfers from the separate account to the fixed account may be limited to one in any 90-day period. All transfers must generally be for at least $250 or your entire account balance. All cash withdrawals must generally be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59½. For more information, see “Income options” and “Federal income taxes” below.

For more information on the features of the separate account’s contract, please see “The contract” below. For condensed financial information pertaining to the separate account, please see “Condensed financial information” below.

Teachers Insurance and Annuity Association of America

TIAA is a stock life insurance company, organized under the laws of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters is located at 730 Third Avenue, New York, NY 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2019, TIAA’s statutory admitted assets were approximately $316 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1.2 trillion (although CREF does not stand

TIAA Separate Account VA-1  ■  Prospectus     7

behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

The separate account

The separate account was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a Management Committee (the “Management Committee”). As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYDFS”) and the insurance departments of other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal income taxes” below).

Adding, closing or substituting portfolios

The separate account currently consists of a single investment portfolio, the SIA, but TIAA can add new investment portfolios in the future. TIAA does not guarantee that the SIA, or any investment portfolio added in the future, will always be available. TIAA reserves the right, subject to any applicable law, to change the separate account and its investments. TIAA can add or close portfolios, substitute one portfolio for another with the same or different fees and charges or combine portfolios, subject to the requirements of applicable law. TIAA can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC or the 1940 Act. TIAA can make some changes at its discretion, subject to NYDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law; (ii) deregister under the 1940 Act if registration is no longer required; or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer a particular contract to another insurance company.

8     Prospectus  ■  TIAA Separate Account VA-1

Investment objective

The separate account currently consists solely of the SIA. The investment objective of the SIA is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index. Of course, there is no guarantee that the SIA will meet its investment objective.

Investment mix

The SIA seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by the Russell 3000® Index (the “Index”), a broad market index (see “Russell 3000 Index” below). Under normal circumstances, the SIA has a policy of investing at least 80% of its assets in securities within the Index. Advisors will provide contractowners with at least 60 days’ prior notice before making changes to this policy. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The SIA buys most, but not necessarily all, of the stocks in the Index, and attempts to closely match the overall investment characteristics of the Index.

Using the Index is not fundamental to the SIA’s investment objective and policies. The SIA’s benchmark index can change at any time and TIAA will notify you if this happens.

The SIA is classified as a diversified investment company, as defined under the 1940 Act. However, the SIA may become non-diversified under the 1940 Act without the approval of SIA contractowners solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000 Index, which the SIA seeks to track.

Principal risks of investing in the SIA

In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the SIA may decrease because the value of equity securities in which the SIA invests could decrease. An investment in the SIA, or any of the SIA’s equity investments, is subject to the following principal investment risks described below:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit, and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics). Accordingly, the value of the equity investments that the SIA holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial market as a whole may decline in value, thereby depressing the

TIAA Separate Account VA-1  ■  Prospectus     9

investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the SIA may undergo an extended period of decline. From time to time, the SIA may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the SIA more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Index Risk—The risk that the SIA’s performance may not correspond to, or may underperform, its benchmark index for any period of time. Although the SIA attempts to use the investment performance of the SIA’s index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a variable annuity, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the SIA to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the SIA cannot guarantee that its performance will match its index for any period of time.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the SIA may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the SIA wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing

10     Prospectus  ■  TIAA Separate Account VA-1

and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase the SIA’s exposure to illiquid investments risk. As a result, the SIA’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the SIA from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the SIA wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited market and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Non-Diversification Risk—While the SIA is considered to be a diversified investment company under the 1940 Act, the SIA may become non-diversified under the 1940 Act without SIA contractowner approval when necessary to continue to track its benchmark index. Non-diversified status means that the SIA can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company. Investing in a non-diversified investment company involves greater risk than investing in a diversified investment company because a loss in value of a particular investment may have a greater effect on the investment company’s return since that investment may represent a larger portion of the investment company’s total portfolio assets, which could lead to greater volatility in the investment company’s returns.

Additional information about investment objective

Changing the investment objective of the SIA does not require a vote by contractowners. The SIA can also change some of its investment policies (i.e., the methods used to pursue the investment objective) without such approval. Please see the SAI for more information on the SIA’s fundamental investment policies (i.e., policies that require contractowner approval to change).

TIAA Separate Account VA-1  ■  Prospectus     11

 The SIA’s general perspective is long-term, and Advisors seeks to avoid both extreme conservatism and high risk in investing. Advisors manages the SIA’s assets (see “Management and investment advisory arrangements” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC (“TCIM”), an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including the TIAA-CREF Life Funds and the TIAA-CREF Funds. Ordinarily, investment decisions for the SIA will be made independently, but managers for the SIA may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the SIA buys or sells, as well as the price paid or received.

Additional information about investment strategies and risks

Other investments

The SIA may invest in stock index futures contracts, options (puts and calls) on futures contracts, debt securities, other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the SIA’s investment objective and restrictions, policies and current regulations. The SIA may use swaps to hedge or manage the risks associated with the assets held in the SIA or to facilitate implementation of portfolio strategies of purchasing and selling assets for the SIA’s portfolio. Investing in options or futures contracts and entering into equity swaps involves special risks. The SIA can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock and depository receipts for such securities. In addition, the SIA can hold fixed-income securities that it acquires because of mergers, recapitalizations or other transactions.

For more information on these instruments and their risks, see the SAI. Such investing by the SIA is subject to any necessary regulatory approvals and requirements. For liquidity, the SIA can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies. The SIA may also manage cash by investing in money market funds or other short-term investment company securities.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the SIA’s investments. Major economic or political disruptions, particularly in large

12     Prospectus  ■  TIAA Separate Account VA-1

economies, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the SIA invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the SIA’s service providers, including the investment adviser, Teachers Advisors, LLC, rely, and could otherwise disrupt the ability of employees of the SIA’s service providers to perform essential tasks on behalf of the SIA. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the SIA’s investments.

Options, futures and other investments

The SIA may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the SIA’s portfolio. Such options may include put and call options on securities of the types in which the SIA may invest and on securities indices composed of such securities. The SIA may also purchase futures to the extent permitted by the NYDFS, the SEC and the Commodity Futures Trading Commission. Advisors intends to use options and futures contracts in seeking to meet the separate account’s investment objective, including for cash management purposes. However, use of these instruments involves special considerations and risks.

The SIA can also invest in other financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the SIA’s ability to invest in derivatives and adversely affect the value or performance of derivatives and the SIA. For more information, see the SAI.

Illiquid investments

The SIA may invest up to 10% of its net assets, measured at the time of investment, in illiquid investments. Such an investment may not be readily marketable, which could make it difficult to sell the investment quickly at fair market value. For more information, see the SAI.

TIAA Separate Account VA-1  ■  Prospectus     13

Temporary defensive measures

The SIA may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the SIA may be successful in avoiding market losses but may otherwise fail to achieve its investment objective. Cash assets are generally not income-generating and could impact the SIA’s performance, as compared with a portfolio maintaining lower cash balances.

Repurchase agreements

The SIA can use repurchase agreements to manage cash balances. In a repurchase agreement, Advisors buys an underlying debt instrument for the SIA on the condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm commitment agreements and “when-issued” securities

The SIA can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. The SIA might do this if Advisors expects a decline in interest rates, believing that it may be better to commit now to purchase securities with a later issue or delivery date. The SIA may also purchase securities on a “when-issued” basis, with the exact terms set at the time of the transaction. Advisors expects that these transactions will be relatively infrequent. For more information, see the SAI.

Investment companies

The SIA may invest up to 10% of the value of its assets in other investment companies, including mutual funds and exchange-traded funds (“ETFs”). The SIA may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the SIA invests in another investment company, like an ETF, the SIA bears a proportionate share of expenses charged by the investment company in which it invests.

Securities lending

The separate account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of a decline in the value of such collateral.

14     Prospectus  ■  TIAA Separate Account VA-1

As with any extension of credit, there are risks of delay in recovering the loaned securities or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

The SIA can borrow money from banks, not exceeding 33 ¹/3% of the SIA’s total assets taken at market value at the time of borrowing. The SIA can also borrow money from other sources temporarily, but in an amount that is no more than 5% of the SIA’s total assets taken at market value at the time of borrowing. If the SIA borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that the SIA’s accumulation unit value (“AUV”) may change in response to market fluctuations. For more information, see the SAI.

Performance information

From time to time, TIAA advertises the total return and average annual total return of the SIA. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five- and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the SIA will perform equally or similarly in the future. Write or call TIAA for current performance figures for the SIA (see “Contacting TIAA” below).

Portfolio turnover

To the extent that Advisors engages in active and frequent trading of the SIA’s portfolio securities, the SIA will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater transaction costs, including greater brokerage commissions or bid-ask spreads, borne by the SIA and, ultimately, by contractowners. The SIA is not subject to a specific limitation on portfolio turnover, and securities of the SIA may be sold at any time such sale is deemed advisable by Advisors for investment or operational reasons. The portfolio turnover rates of the SIA during recent fiscal periods are included below under “Condensed financial information.”

Portfolio holdings

A description of the separate account’s policies and procedures with respect to the disclosure of the SIA’s portfolio holdings is available in the SAI.

TIAA Separate Account VA-1  ■  Prospectus     15

More about the benchmark

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

The SIA is an index account. An index account seeks to hold all, or a representative sample, of the securities that make up its benchmark index. Use of the following index by the SIA is not a fundamental policy of the SIA, so the SIA can substitute other indices without contractowner approval. The SIA will notify contractowners when such a change is made.

Advisors will generally rebalance the SIA’s portfolio quarterly, or each time its benchmark index rebalances. Advisors can also adjust the SIA’s portfolio because of mergers and other similar events.

Russell 3000 Index

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2019, the Russell 3000 Index had a mean market capitalization of $249.0 billion and a median market capitalization of $1.8 billion. The largest market capitalization of companies in the Russell 3000 Index was $1.3 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is reconstituted (rebalanced) annually in June, with quarterly initial public offering additions made in March, September and December.

Valuation of assets

Advisors calculates the value of the assets in the separate account as of the close of every Valuation Day. We generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the separate account. If market quotations or values from independent pricing services are not readily available or are not considered reliable, we will value the securities using “fair value,” as determined in good faith using procedures approved by the Management Committee. We may also use “fair value” if events that have an effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time the separate account’s AUV is calculated. For example, we might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the separate account’s AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the separate account’s AUV. Although we fair value portfolio

16     Prospectus  ■  TIAA Separate Account VA-1

securities on a security-by-security basis, foreign portfolio securities may be fair valued more frequently than other securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any Valuation Day (generally 4:00 p.m. Eastern Time). This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the separate account to the detriment of longer-term investors, it may reduce some of the certainty in pricing obtained by using actual market close prices.

Our fair value pricing procedures provide, among other things, for Advisors to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the separate account uses a fair value pricing service approved by the separate account’s Management Committee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the separate account may cause the AUV of the separate account’s units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. Advisors also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. Additionally, we may fair value any security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

TIAA Separate Account VA-1  ■  Prospectus     17

Management and investment advisory arrangements

The account’s investment adviser

Advisors manages the assets of the separate account under the supervision of the Management Committee. Advisors is a subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of the TIAA-CREF Funds and the TIAA-CREF Life Funds. Advisors shares investment personnel with other affiliates of TIAA, including TCIM, the investment adviser to CREF. As of December 31, 2019, Advisors and TCIM together had approximately $402 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at-cost.” The SIA described in this Prospectus, however, pays the management fees and other expenses that are described in the table on Contractowner Expenses in the Prospectus. The fees paid by the SIA to Advisors and its affiliates are intended to compensate these service providers for their services to the separate account and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the separate account.

Advisors manages the assets of the separate account based on an investment management agreement (the “Agreement”) with the separate account. The Agreement sets the investment advisory fee at an annual rate of 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory fee charged is equivalent to an annual rate of 0.15% of the average daily net assets, which was the fee charged by Advisors to the separate account during the fiscal year ended December 31, 2019. This voluntary waiver may be discontinued at any time without notice.

Advisors’ duties include conducting research, recommending investments and placing orders to buy and sell securities. Advisors also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for the SIA. Advisors supervises and acts as liaison among various other service providers to the separate account.

A discussion regarding the basis for the Management Committee’s most recent approval of the Agreement is available in the separate account’s most recent Semiannual Report to contractowners for the six-month period ended June 30. For a free copy of the separate account’s reports, please call 800-223-1200, visit the separate account’s website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

18     Prospectus  ■  TIAA Separate Account VA-1

Portfolio management

The SIA is managed by a team of managers, whose members are responsible for its day-to-day management, with expertise in the area(s) applicable to the SIA’s investments. The following is a list of members of the management team primarily responsible for managing the SIA’s investments, along with their relevant experience. The members of this team may change from time to time.

Name & Title	Portfolio Role	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team

Philip James (Jim) Campagna, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	1991	2005

Lei Liao, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2012	2005	2014

Darren Tran, CFA Senior Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios)	2005	2000	2019

The separate account’s SAI provides additional disclosure about the compensation structure of the SIA’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of interests in the SIA.

The contract

The contract is an individual flexible-premium (meaning that you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all 50 states and the District of Columbia. Until further notice the contracts are not being currently offered; however, TIAA does accept additional premiums for existing contracts (or contract replacements). TIAA does not offer contracts in states where TIAA’s affiliate, TIAA-CREF Life Insurance Company, offers an individual deferred variable annuity contract.

TIAA Separate Account VA-1  ■  Prospectus     19

Eligible purchasers of the contract

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract, certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

Remitting premiums

Initial premiums

TIAA has determined to temporarily suspend sales of the contracts. In the event sales of contracts resume, TIAA will issue you a contract as soon as it receives, in good order, your completed application and your initial premium of at least $250 at TIAA’s home office, even if you do not initially allocate any premiums to the separate account. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals or payment of death or other benefits) and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request (including, among others, a purchase, redemption or withdrawal request or request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

Please send your check, payable to TIAA, along with your application to:

TIAA

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. TIAA also reserves the right to temporarily waive the $250 minimum initial premium amount.) Note that TIAA cannot accept credit cards, money orders, travelers’ checks, or digital (including virtual or crypto) currencies (e.g., Bitcoin). In addition, TIAA will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check. TIAA will credit your initial premium within two Business Days after it receives all necessary information and the premium itself. If TIAA does not have the necessary information within five Business Days, TIAA will contact you to explain the delay. The initial premium will be returned to you at

20     Prospectus  ■  TIAA Separate Account VA-1

that time unless you consent to TIAA keeping it and TIAA will then credit it as soon as it receives the missing information from you. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Important information about procedures for purchasing a new contract

Note: TIAA has suspended all sales of its Teachers Personal Annuity contracts until further notice. TIAA has not distributed new applications for the contracts since May 22, 2003. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including TIAA, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you purchase a contract, TIAA will ask for your name, physical address (a P.O. Box alone is insufficient), date of birth, Social Security number and other information that will allow TIAA to identify you, such as your primary telephone number. Until you provide TIAA with the information it needs, it may not be able to provide you with a contract or effect any transactions for you.

Additional Premiums. Subsequent premiums must be for at least $100. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA

P.O. Box 933866

Atlanta, GA 31139-3866

If you do not have a coupon, use a separate piece of paper to provide your name, address and contract number. These premiums will be credited as of the Business Day TIAA receives them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, TIAA reserves the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, it will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment. You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to

TIAA Separate Account VA-1  ■  Prospectus     21

wire funds, although an ACH payment is usually less expensive than a federal wire. Here is what you need to do:

1. If you are sending in an initial premium, send TIAA your application;

2.  Instruct your bank to wire money or send an ACH payment to:

Wells Fargo

ABA Number 121000248

San Francisco, CA

Account of: TIAA-CREF Life Insurance Company

Account Number: 2000035305820

3. Specify on the wire or payment:

• Your name, address and Social Security number(s) or Taxpayer Identification Number

• Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions. Except as described below, the contract does not restrict how large your premiums are or how often you send them, although TIAA reserves the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires TIAA to refund all payments upon the cancellation of your contract during the free look period.

Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the SIA count toward this limit.

TIAA reserves the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, TIAA may be required to reject a premium payment. TIAA may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate regulator. TIAA may also be required to provide additional information about you and your contract to government regulators.

Federal law requires TIAA to obtain, verify and record information that identifies each person who purchases a contract. Until TIAA receives the information it needs, TIAA may not be able to effect transactions for you. Furthermore, if TIAA is unable to verify your identity, or that of another person authorized to act on your behalf, or if TIAA believes that it has identified potentially criminal activity or false information, TIAA reserves the right to take such action as it deems appropriate, which may include terminating your contract.

Accumulation units

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the separate account

22     Prospectus  ■  TIAA Separate Account VA-1

(including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your accumulation units will decrease. TIAA calculates how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the Business Day when TIAA received your premium. TIAA may use a later Business Day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, TIAA uses the unit value for the Business Day when it receives your completed transaction request, in good order, and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, TIAA will use that later date as the Valuation Day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last Valuation Day of the month when TIAA receives, in good order, all required information and documentation (see “The annuity period” below). For amounts to be applied to begin death benefits, the unit value will be the one for the Valuation Day when TIAA receives proof of death (see “Death benefits” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges” below). The unit value is calculated at the close of each Valuation Day. TIAA multiplies the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as follows: A equals the value of the separate account’s net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends and investment income and decreased by expense and risk charges. B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

More about remitting premiums

TIAA will not be deemed to have received any premiums sent to the lockbox addresses TIAA has designated in this Prospectus for remitting premiums until the lockbox provider has processed the payment on TIAA’s behalf.

The fixed account

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor is the fixed account registered as an

TIAA Separate Account VA-1  ■  Prospectus     23

investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed TIAA that they do not review the information in this Prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call TIAA or consult your contract for information on the applicable guaranteed rate under your contract.

This Prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

Transfers between the separate account and the fixed account

Subject to the conditions above, you can transfer some (at least $250 at a time, except for systematic transfers, which must be at least $100) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, TIAA does not charge you for transfers from the separate account to the fixed account. TIAA does not currently limit the number of transfers from the separate account, but TIAA reserves the right to do so in the future to once every 90 days with three months’ notice. You can transfer from the fixed account to the separate account or take a withdrawal from the fixed account no more than once every 180 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

Cash withdrawals

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must generally be for at least $1,000 (except for systematic withdrawals, which must be at least $100) or your entire accumulation, if less. TIAA reserves the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, TIAA will cancel your contract and all of TIAA’s obligations to you under the contract will end.

24     Prospectus  ■  TIAA Separate Account VA-1

General consideration for all transfers and cash withdrawals

You can tell TIAA how much you want to transfer or withdraw in dollars, accumulation units or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the Business Day TIAA receives your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the close of the next Business Day. You can also defer the effective date of a transfer or cash withdrawal to a future Business Day acceptable to TIAA.

To request a transfer, write to TIAA’s home office, call TIAA’s Automated Telephone Service at 800-842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA Web Center’s account access feature over the Internet at www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. TIAA can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

The separate account typically will pay transfer or withdrawal proceeds using holdings of cash (including cash flows into the separate account) in the SIA’s portfolio, or using the proceeds from sales of portfolio securities. The separate account also may meet transfer or withdrawal requests through overdrafts at the separate account’s custodian, by borrowing under a credit agreement to which the separate account is a party or by borrowing from certain other registered investment companies advised by Advisors or TCIM under an inter-fund lending program maintained by the separate account and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentences are more likely to be used to meet large transfer or withdrawal requests or in times of stressed market conditions.

Tax issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal income taxes” below.

Market timing

Because you may only make transfers out of the fixed account once every 180 days, and because there may be tax penalties for early withdrawals, the opportunities for market timing between the SIA and the fixed account are limited. In addition, the separate account primarily consists of domestic securities and has only one investment portfolio (the SIA). As a result, no specific market timing policies have been adopted by the Management Committee for the separate account. The separate account seeks to apply its transfer restrictions

TIAA Separate Account VA-1  ■  Prospectus     25

to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the SIA in an effort to “time” the market could cause the SIA to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the SIA. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies.

The SIA is not appropriate for market timing. You should not invest in the separate account if you want to engage in market timing.

Charges

Separate account charges

Charges are deducted each Valuation Day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before TIAA raises any of these charges. TIAA guarantees that total annual expenses (excluding acquired fund fees and expenses, if any) will never exceed 1.50% of average daily net assets.

Advisors provides investment management services to the SIA. TIAA provides the administrative services for the separate account and the contracts.

Investment Advisory Charge. This charge is paid to Advisors for investment advice, portfolio accounting, custodial and similar services provided for the separate account by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at an annual rate of 0.30% of average daily net assets. However, Advisors has voluntarily agreed to waive 0.15% of its fee, so that the actual investment advisory fee charged is equivalent to an annual rate of 0.15% of the average daily net assets, which was the fee charged by Advisors to the separate account during the fiscal year ended December 31, 2019. This voluntary waiver may be discontinued at any time without notice.

Administrative Expense Charge. This charge is paid to TIAA for administration and operations services provided to the separate account by TIAA, such as allocating premiums and administering accumulations. The current deduction is equivalent to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current deduction is equal to an annual rate of 0.40% of average daily net assets. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This

26     Prospectus  ■  TIAA Separate Account VA-1

assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TCIIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

TIAA reserves the right to increase the overall maximum expense charge (excluding acquired fund fees and expenses, if any) to a maximum of 1.50% of average daily net assets per year.

Other charges

No Deductions from Premiums. The contract provides for no front-end charges, sales loads or redemption fees.

Premium Taxes. Currently, contracts issued to residents of several states, Puerto Rico and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation value when amounts are applied to provide annuity payments. However, if a jurisdiction imposes premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, TIAA will deduct premium taxes at those times. Current state premium taxes range from 0.00% to 3.50% of non-qualified annuity considerations.

Brokerage commissions and related transaction expenses

Brokers’ commissions, transfer taxes, the pro rata portion of the expenses of other investment companies in which the SIA invests and other portfolio fees are charged directly to the separate account (see the SAI).

The annuity period

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last Valuation Day of the month before the annuity starting

TIAA Separate Account VA-1  ■  Prospectus     27

date. TIAA transfers your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and the annuity partner (under a survivor income option) and the annuity purchase rates at that time. (These will not be lower than the rates outlined in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA’s home office, but TIAA will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let TIAA know. TIAA can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity starting date

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, TIAA will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s 90th birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes” below). In any case, the annuity starting date must be at least 14 months after the date your contract is issued.

For payments to begin on the annuity starting date, TIAA must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If TIAA hasn’t received all the necessary information, it will defer the annuity starting date until the first day of the month after the information was received, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if TIAA has not otherwise received all the necessary information, it will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while TIAA processes your choice of income options and calculates the amount of your initial payment.

Income options

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to

28     Prospectus  ■  TIAA Separate Account VA-1

you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options from which to choose.

The current options are:

Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death, so it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15- or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options. Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses, payments to the beneficiary of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit after the Death of the Annuitant, With or Without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15 or 20 years and both the annuitant and the annuity partner die before it elapses,

TIAA Separate Account VA-1  ■  Prospectus     29

payments to the beneficiary of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

TIAA may make variable income options available in the future, subject to applicable law.

Death benefits

Death benefits become payable when TIAA receives proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes” below). For more information on designating beneficiaries, contact TIAA or your legal adviser. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when the beneficiary claims the death benefit. If the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract or receive the death benefit. If the spouse does not make a choice within 60 days after TIAA receives proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day TIAA receives proof of death or, if that is not a Business Day, on the next Business Day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), TIAA will deposit the difference in the fixed account as of the day TIAA receives proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The fixed account” above). While you and the annuitant are both alive, you can change the method of payment you have chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify TIAA in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if TIAA has not received all of the required information, death benefits must begin by the first day of the month following the 60th day after TIAA receives proof of death. If no method of payment has been chosen by that time, TIAA will pay the entire

30     Prospectus  ■  TIAA Separate Account VA-1

death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), TIAA will apply these distribution requirements if the annuitant dies.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on participants, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of Sections 72(s) or 401(a)(9), as applicable to your Contract.

Methods of payment

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of annuities” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment. The entire death benefit is paid at once (within seven days after TIAA receives all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians or any beneficiary not a natural person.

Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period. Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period. Payable over two to 30 years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. The fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments. TIAA will pay interest on the amount of the death benefit each month for two to 30 years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period

TIAA Separate Account VA-1  ■  Prospectus     31

is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With a 10-, 15- or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, TIAA reserves the right to require a change in choice that will result in payments of $100 or more.

Timing of payments

Usually TIAA will make the following kinds of payments from the separate account within seven calendar days after TIAA has received the information it needs to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

TIAA can extend the seven-day period only if (1) the NYSE Exchanges are closed (or trading is restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for Advisors to sell securities or determine the value of assets in the separate account; or (3) the SEC permits or requires TIAA by order to postpone payments to protect you and other separate account contractowners.

Federal income taxes

The following discussion is based on current federal income tax laws under the IRC and the relevant regulations issued by the Department of Treasury. TIAA cannot guarantee that the law or regulations will not change.

TIAA has not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome. You should consult a qualified tax professional for advice before executing any transaction involving a contract.

Tax status of the contract

Diversification Requirements. Section 817(h) of the IRC and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how Advisors makes investments for the separate account.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contractowners have been currently taxed on income and gains attributable to

32     Prospectus  ■  TIAA Separate Account VA-1

the variable account assets. There is limited guidance in this area, and some features of our contracts, such as the flexibility of a contractowner to allocate premiums and transfer amounts between the fixed account and the separate account, have not been explicitly addressed in published rulings. While we believe that the contracts do not give owners investment control over separate account assets, we reserve the right to modify contracts as necessary to prevent a contractowner from being treated as the owner of the separate account assets supporting the contract.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the policy and all policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such.

Taxation of annuities

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. TIAA believes an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are

TIAA Separate Account VA-1  ■  Prospectus     33

taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Medicare Tax. Distributions from after-tax contracts may be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (i.e., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax adviser for more information.

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10% of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59½;

(2) after you die (or after the annuitant dies, if the owner is not an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

34     Prospectus  ■  TIAA Separate Account VA-1

Enacted Tax Legislation. On March 27, 2020, Congress enacted the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) to provide emergency assistance and health care response for individuals, families and businesses affected by the 2020 coronavirus pandemic. The CARES Act includes a number of tax provisions, but none that directly affect your contract. Please contact your tax advisor for further details on how the CARES Act affects other aspects of your tax matters.

In December 2019, Congress passed the SECURE Act, a significant bipartisan package of provisions that are mostly focused on improving access to, and administration of, retirement plans, and recognizes the importance of lifetime income as a key component of retirement readiness. The new law was generally effective on January 1, 2020. Most of the Act’s provisions do not apply to your contract. However, the Act does impact contracts owned by certain children. In 2017, the Tax Cuts and Jobs Act modified the so-called “Kiddie Tax” by generally imposing tax at the trusts and estates tax rates on a child’s unearned income. The SECURE Act restored taxation of such income at the parent’s tax rate.

Possible Tax Changes. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.

Transfers, assignments or exchanges of a contract

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that are not discussed here. If you are thinking about any of those transactions, contact a professional tax adviser for advice before executing a transaction.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. In some cases, the recipient can choose not to have tax withheld from distributions. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes.

Multiple contracts

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliates’ non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). There might be other situations where the U.S. Treasury Department concludes that it would be appropriate to treat two or more annuity contracts

TIAA Separate Account VA-1  ■  Prospectus     35

purchased by the same owner as if they were one contract. Consult a qualified tax adviser before buying more than one annuity contract that falls within the scope of these rules.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss the federal estate tax implications of any contract, keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. The federal estate tax, gift tax and generation-skipping transfer tax exemption is $11,580,000 for 2020. The maximum federal estate tax, gift tax and generation-skipping transfer tax rate is 40%. Regulations issued under the IRC may require TIAA to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. Please note, a deceased spouse’s estate may transfer any unused portion of the deceased spouse’s exemption to a surviving spouse.

Residents of Puerto Rico

The IRS’s current position is that income received from an annuity contract by residents of Puerto Rico is U.S.-source income that is generally subject to U.S. federal income tax.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Consult with a qualified tax adviser regarding U.S., state and foreign taxation.

Possible charge for TIAA’s taxes

Currently, TIAA does not charge the separate account for any federal, state or local taxes on it or its contracts (other than premium taxes—see above), but TIAA reserves the right to charge the separate account or the contracts for any other cost that TIAA believes should be attributed to them.

36     Prospectus  ■  TIAA Separate Account VA-1

Tax advice

The above discussion on tax laws is for general informational purposes only—it is not meant to be used, and cannot be used, by individuals to avoid federal, state or local tax penalties. Taxation varies depending on an individual’s circumstances, tax status and transaction type; in addition, foreign, state and local taxes may be implicated upon distribution. The general information provided above does not cover every situation. For complete information on your personal tax situation, check with a qualified tax adviser.

Important transaction information

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. TIAA is providing important information to help you understand how TIAA’s contracts work and how TIAA’s ability to meet its obligations affects your contract.

Assets in the separate account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from the TIAA general account, and may not be charged with liabilities arising from any other business that TIAA may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of the TIAA general account. See “The separate account.”

Assets in the TIAA General Account. TIAA issues insurance policies and financial products other than the separate account and some of these products are supported by the assets in the TIAA general account (e.g., TIAA Traditional). These general account products are subject to TIAA’s claims-paying ability.

TIAA’s Financial Condition. As an insurance company, TIAA is required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of its general account. In order to meet its claims-paying obligations, TIAA monitors its reserves so that TIAA holds amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that TIAA will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulation. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that TIAA may incur as the result of defaults on the payment of interest or principal on its general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

TIAA Separate Account VA-1  ■  Prospectus     37

How to Obtain More Information. TIAA encourages contractowners to read and understand TIAA’s financial statements. The financial statements of TIAA are located in the SAI. For a free copy of the SAI, simply call or write TIAA at the phone number or address referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2252.

Choices and Changes: As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice in good order, satisfactory to TIAA and received at TIAA’s home office (see below). You can change the terms of a transfer, cash withdrawal or other cash distribution only before they are scheduled to take place. When TIAA receives a notice of a change in beneficiary or other person named to receive payments, it will execute the change as of the date it was signed, even if the signer dies in the meantime. TIAA executes all other changes as of the date received in good order. As already mentioned, TIAA will delay the effective date of some transactions until it receives additional documentation (see “Remitting premiums” above).

Telephone and Internet Transactions: You can use TIAA’s Automated Telephone Service (ATS) or the TIAA Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account and/or allocate future premiums to the separate account or the fixed account. For the ATS, you will be asked to enter your Social Security number and password. For the Web Center, you will be asked to enter your user identification, password and the answer to your security question. (You can establish a PIN by calling us.) Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800-842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA Internet home page at www.tiaa.org.

TIAA can suspend or terminate your ability to transact by telephone, Internet or by fax at any time for any reason. Also, telephone, Internet or fax transactions may not always be available.

Your Voting Rights: When contractowner meetings are held, contractowners generally can vote: (1) to elect members of the Management Committee; (2) to ratify the selection of an independent registered public accounting firm for the

38     Prospectus  ■  TIAA Separate Account VA-1

separate account; and (3) on any other matter that requires a vote by contractowners. On the record date, you will have one vote per dollar of your accumulation.

The phrase “majority of outstanding voting securities” means the lesser of: (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, the separate account will generally require a quorum of 10% of the outstanding voting securities, with a simple majority of votes cast required to decide the issue. If laws, regulations or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, TIAA reserves the right to act as permitted.

Electronic Prospectuses: If you received this Prospectus electronically and would like a paper copy, please call 800-223-1200, and TIAA will send it to you free of charge.

Errors or Omissions: TIAA reserves the right to correct any errors or omissions on any form, report or statement that TIAA may send you.

Householding: To cut costs and eliminate duplicate documents sent to your home, TIAA may mail only one copy of the separate account Prospectus, prospectus supplements, annual and semi-annual reports or certain other required documents to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call TIAA toll-free at 800-233-1200 or write TIAA.

Distribution: The contracts are offered by TCIIS, which is registered with the SEC as a broker-dealer, is a member of the Financial Industry Regulatory Authority (“FINRA”) and is a subsidiary of TIAA. TCIIS is the principal underwriter of the contracts. Anyone distributing the contract must be a registered representative of TCIIS, whose main office is located at 730 Third Avenue, New York, NY 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Signature Requirements: For some transactions, TIAA may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Contacting TIAA: TIAA will not consider any notice, form, request or payment to have been received by TIAA until it reaches the following address: Teachers Insurance and Annuity Association of America, P.O. Box 1261, Charlotte, NC 28201-1261. You can ask questions by calling toll-free 800-223-1200.

Legal proceedings

Neither the separate account, Advisors, TCIIS nor TIAA is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of Advisors or TCIIS to meet its obligations under its contract

TIAA Separate Account VA-1  ■  Prospectus     39

with the separate account, or the ability of TIAA to meet its obligations under the variable annuity contracts.

Additional information about index providers

Russell index

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2020. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Additional information about the separate account and the Management Committee

A Manager of the separate account who is not an “interested person” of the separate account for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Manager. The Managers oversee the management of the separate account, and not on behalf of individual contractowners of beneficial interest in the separate account. The Managers, on behalf of the separate account, approve certain service agreements with Advisors and certain other service providers in order to procure necessary or desirable services on behalf of the separate account. Contractowners are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the separate account creates a contract between a contractowner of the separate account and the Managers. The Managers and separate account management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to the separate account without contractowner input or approval, except as otherwise provided by law or as disclosed by the separate account.

Condensed financial information

Presented below is condensed financial information for the separate account for each of the periods indicated. The condensed financial information is derived from the separate account’s financial statements for those periods audited by PricewaterhouseCoopers LLP. Their reports appear in the separate account’s

40     Prospectus  ■  TIAA Separate Account VA-1

respective annual reports for those years, which are available without charge upon request as described on the cover page of this Prospectus. The table shows per accumulation unit data for the SIA, the only investment portfolio of the separate account.

TIAA Separate Account VA-1  ■  Prospectus     41

Condensed financial information

TIAA Separate Account VA-1

	Selected per accumulation unit data
	Gain (loss) from investment operations

For the year ended	Investment income	[a]	Expenses	[a]	Net investment income	[a]	Net realized & unrealized gain (loss) on total investments	Net change in accumulation unit value	Accumulation unit value beginning of year

STOCK INDEX ACCOUNT
12/31/19	$4.722		$1.684		$3.038		$54.564	$57.602	$192.098
12/31/18	4.501		1.580		2.921		(14.924)	(12.003)	204.101
12/31/17	3.613		1.395		2.218		32.114	34.332	169.769
12/31/16	3.387		1.173		2.214		15.947	18.161	151.608
12/31/15	3.175		1.150		2.025		(2.347)	(0.322)	151.930
12/31/14	2.761		1.067		1.694		14.236	15.930	136.000
12/31/13	2.402		0.896		1.506		31.870	33.376	102.624
12/31/12	2.256		0.735		1.521		12.334	13.855	88.769
12/31/11	1.754		0.671		1.083		(0.755)	0.328	88.441
12/31/10	1.542		0.591		0.951		11.319	12.270	76.171

a Based on average units outstanding.

b Based on per accumulation unit data.

42     Prospectus  ■  TIAA Separate Account VA-1

 (concluded)

		Ratios and supplemental data

		Ratios to average net assets
Accumulation unit value end of year	Total return [b]	Gross expenses	Net expenses	Net investment income	Portfolio turnover rate	Accumulation units outstanding at end of year (in millions	)	Net assets at end of year (in millions	)

$249.700	29.99%	0.90%	0.75%	1.35%	2%	4		$1,104
192.098	(5.88)	0.90	0.75	1.39	3	5		922
204.101	20.22	0.90	0.75	1.19	5	5		1,060
169.769	11.98	0.90	0.75	1.42	7	6		952
151.608	(0.21)	0.90	0.75	1.32	7	6		925
151.930	11.71	0.90	0.75	1.19	7	7		989
136.000	32.53	0.90	0.75	1.26	7	7		935
102.624	15.60	0.90	0.75	1.55	7	7		752
88.769	0.37	0.90	0.75	1.21	6	8		699
88.441	16.11	0.90	0.75	1.21	10	8		745

TIAA Separate Account VA-1  ■  Prospectus     43

Table of contents for the
Statement of Additional Information

Investment restrictions 2

Investment policies and
risk considerations 3

Valuation of assets 13

Disclosure of portfolio holdings 14

Management of the separate account 15

Proxy voting policies 23

Investment advisory and
related services  23

Information about the separate
account’s portfolio management  24

Administrative services 27

Advisors and TIAA 27

Brokerage allocation 27

Periodic reports 28

General matters 29

Index to TIAA financial statements 31

Appendix A: TIAA policy statement
on responsible investing  81

44     Prospectus  ■  TIAA Separate Account VA-1

[This page intentionally left blank.]

How to reach us

By mail

Send all notices, forms and requests to:

TIAA
P.O. Box 1261
Charlotte, NC 28201

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

TIAA.org
24 hours a day, 7 days a week

Automated telephone service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

800-842-2252
24 hours a day, 7 days a week

National Contact Center

Retirement saving and planning, income options and payments, beneficiary services and tax reporting

800-842-2252
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

Planning and service center

TIAA-CREF mutual funds

800-223-1200
8 a.m. to 10 p.m. (ET), Monday–Friday

Insurance planning center

After-tax annuities and life insurance

For an existing policy or contract

800-223-1200

To apply for a new policy or contract

877-825-0411
8 a.m. to 8 p.m. (ET), Monday–Friday

For the hearing- or speech-impaired

800-842-2755
8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

TIAA Brokerage Services

Self-directed brokerage accounts for investing in stocks, bonds and mutual funds

800-927-3059
8 a.m. to 7 p.m. (ET), Monday–Friday

TIAA-CREF Tuition Financing, Inc.

Tuition financing programs

888-381-8283
8 a.m. to 8 p.m. (ET), Monday–Friday

Advisor services

888-842-0318
8 a.m. to 7:30 p.m. (ET), Monday–Friday

©2020 Teachers Insurance and Annuity Association of America–College Retirement
Equities Fund, 730 Third Avenue, New York, NY 10017-3206

Printed on paper containing recycled fiber	A10857 (5/20)

Statement of Additional Information

Individual flexible-premium deferred variable annuities

Funded through

TIAA Separate Account VA-1

of

Teachers Insurance and Annuity Association of America

MAY 1, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2020 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services: telephone 800-223-1200. Capitalized or defined terms in the Prospectus are incorporated into this SAI. As used in this SAI, references to the separate account also include the Stock Index Account (“SIA”).

THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of contents

Investment restrictions 2

Investment policies and risk considerations 3

Valuation of assets 13

Disclosure of portfolio holdings 14

Management of the separate account 15

Proxy voting policies 23

Investment advisory and related services 23

Information about the separate account’s portfolio management 24

Administrative services 27

Advisors and TIAA 27

Brokerage allocation 27

Periodic reports 28

General matters 29

Index to TIAA financial statements 31

Appendix A: TIAA policy statement on responsible investing 81

Investment restrictions

The following restrictions are fundamental policies with respect to TIAA Separate Account VA-1 (the “separate account”) and may not be changed without the approval of a majority of the separate account’s outstanding voting securities, as that term is defined under the Investment Company Act of 1940, as amended (“1940 Act”).

The separate account is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #4 below. However, the separate account may become non-diversified under the 1940 Act without the approval of separate account contractowners solely as a result of a change in relative market capitalization or index weighting of one or more constitutents of its benchmark index.

1. The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;

2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1⁄3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except as may be necessary to approximate the composition of its benchmark index;

5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. The separate account will not purchase real estate or mortgages directly;

7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1 ⁄3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Department of Financial Services (“NYDFS”) (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

With the exception of percentage restrictions related to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

2     Statement of Additional Information  ■  TIAA Separate Account VA-1

The separate account is a diversified, open-end, management investment company. However, the separate account may become non-diversified under the 1940 Act without the approval of the separate account’s outstanding voting securities solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, which the separate account seeks to track, notwithstanding Investment Restriction “4” above.

Investment policies and risk considerations

Credit facility

Borrowing and Lending Among Affiliates. The separate account participates in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), the TIAA-CREF Funds (“TCF”) and the TIAA-CREF Life Funds (“TCLF”), each of which is managed by Teachers Advisors, LLC (“Advisors”), the separate account’s investment adviser or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and the separate account. Interest associated with any borrowing by the separate account under the facility will be charged to the separate account at rates that are based on a specified rate of interest.

If the separate account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes the separate account to special risks, including greater fluctuations in accumulated unit value (“AUV”) in response to market changes.

Additionally, the Securities and Exchange Commission (“SEC”) has granted an exemptive order (the “Order”) permitting the separate account to participate in an inter-fund lending facility whereby the separate account may directly lend to and borrow money from certain other affiliated registered investment companies, as described below, for temporary purposes (e.g., to satisfy transfer or withdrawal requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of CREF, TCF and TCLF, each of which is managed by Advisors or an affiliate of Advisors, may also participate in the Inter-Fund Program, and each such account or series, as well as the separate account, is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s). Due to the separate account’s fundamental investment policies, under the Inter-Fund Program, the separate account is permitted to be a borrower but only to a lesser extent than is permitted by the Order, and the separate account is not permitted to be a lender. The Management Committee of the separate account (the “Management Committee”) has approved the separate account’s participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Temporary defensive positions

During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of the separate account, a temporary defensive posture and (1) without limitation,

TIAA Separate Account VA-1  ■  Statement of Additional Information     3

hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the separate account’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the separate account’s investment objective and policies. Under normal circumstances, the separate account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the separate account’s investment objective and policies and to meet operating expenses. To the extent that the SIA holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact the separate account’s performance.

Additional risks resulting from market or other events and government intervention in financial markets

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the separate account’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the separate account invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the separate account’s service providers, including Advisors, rely, and could otherwise disrupt the ability of employees of the separate account’s service providers to perform essential tasks on behalf of the separate account.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the investments the separate account hold, and may adversely affect the separate account’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and have negatively affected the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, includes disruption of or negative effects on the economies of many nations or the entire global economy, a decline in the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illness, such as COVID-19, may be greater in circumstances or geographies where the relevant healthcare system is either less established or inadequately prepared to respond to the significance of the illness. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The spread of COVID-19 or other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could lead to significant economic downturns or recessions in economies throughout the world.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lowering of interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provides approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additional economic relief bills are currently being considered by the U.S. Government as of the date of this SAI and additional relief efforts are likely. There can be no guarantee that the CARES Act or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the separate account’s investments.

Until any policy or regulatory changes are made, it is not possible to predict the impact such changes may have on the value of portfolio holdings of the separate account, the issuers thereof or TIAA (or their affiliates). It is unclear whether such calls for change will continue due to the COVID-19 outbreak, or whether additional or different calls for change will arise due to the COVID-19 outbreak. Legislation or regulation may also change the way in which the separate account itself is regulated. Such legislation or regulation could limit or preclude the separate account’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such

4     Statement of Additional Information  ■  TIAA Separate Account VA-1

a program may have positive or negative effects on the liquidity, valuation and performance of the separate account’s portfolio holdings. Furthermore, volatile financial markets can expose the separate account to greater market and liquidity risk and potential difficulty in valuing portfolio holdings, as well as potentially higher portfolio turnover and related transaction costs. Advisors will monitor developments and seek to manage the separate account in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of the separate account’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the separate account invests. For example, any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy, which in turn could adversely affect the separate account’s investments. In the event of such a disturbance, issuers of securities held by the separate account may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Restricted securities

The separate account may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid under the separate account's Liquidity Risk Program (as defined below). However, purchases by the separate account of securities of foreign issuers offered and sold outside the United States may not be considered illiquid even though they are restricted. The Management Committee has designated Advisors to determine the value and liquidity of restricted securities and other investments held by the separate account.

Illiquid investments

Effective December 1, 2018, as required by applicable SEC regulation, the separate account implemented a written liquidity risk management program (the “Liquidity Risk Program”) reasonably designed to assess and manage the separate account’s liquidity risk. As a result of its designation as Liquidity Risk Program administrator by the Management Committee, Advisors is also responsible for determining the liquidity of investments held by the separate account. The separate account may invest up to 10% of its net assets, measured at the time of investment, in illiquid investments that are assets. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid investments or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the separate account to dispose of illiquid investments promptly or to sell such investments for the value at which they are carried, if at all, or at any price within the desired time frame. The separate account may receive distressed prices and incur higher transaction costs when selling illiquid investments. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for the separate account to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require the separate account to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact the separate account’s performance. The regulations adopted by the SEC may limit the separate account’s ability to invest in illiquid investments, which may adversely affect the separate account’s performance and ability to achieve its investment objective.

Preferred stock

The separate account can invest in preferred stock consistent with its investment objective. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt instruments of the issuer in those same respects. Unlike interest payments on debt instruments, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

TIAA Separate Account VA-1  ■  Statement of Additional Information     5

Options and futures

The separate account may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. Advisors intends to use options and futures strategies in seeking to meet the separate account’s investment objective, including for cash management purposes. Options and futures transactions may increase the separate account’s transactional costs and portfolio turnover rate and will be initiated only when consistent with the separate account’s investment objective.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the separate account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option bought and sold, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of the separate account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

6     Statement of Additional Information  ■  TIAA Separate Account VA-1

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the separate account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate the separate account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate the separate account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the separate account’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the separate account an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position that will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of the separate account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes

TIAA Separate Account VA-1  ■  Statement of Additional Information     7

in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. For example, it is possible that where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if the separate account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts, options on futures contracts and swaps as hedging techniques, to manage its cash flow more effectively and to seek to increase total return. The separate account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not currently subject to registration or regulation as a commodity pool operator. If the exclusion becomes unavailable, the separate account may incur additional expenses.

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

Firm commitment agreements and purchase of “when-issued” securities

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the separate account may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the separate account may invest in asset-backed securities on a delayed delivery basis. This reduces the separate account’s risk of early repayment of principal, but exposes the separate account to some additional risk that the transaction will not be consummated.

When the separate account enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the separate account to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the separate account’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the separate account and impose added operational complexity. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets. See “Segregated accounts” below. The separate account will not purchase securities on a “when-issued” basis if, as a result, more than 15% of its net assets would be so invested.

Securities lending

Subject to the separate account’s investment restriction relating to loans of portfolio securities set forth above, the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are

8     Statement of Additional Information  ■  TIAA Separate Account VA-1

members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by the separate account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, the separate account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the separate account may lose money as a result of the investment of (including a decline in the value of) such collateral. In addition, the separate account could suffer a loss if the loan terminates and the separate account is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the separate account. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, the separate account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the separate account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the separate account if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by the separate account for securities loaned out by the separate account will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction.

During the fiscal year ended December 31, 2019, the Agent for the separate account provided various services to the separate account, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the separate account at loan termination.

For the fiscal year ended December 31, 2019, the table below reflects the dollar amounts of income received and the compensation paid to the Agent, including any share of revenue generated by the securities lending program paid to the Agent (“revenue split”), related to the securities lending activities of the separate account:

			Fees and/or compensation for securities lending activities and related services

	Account	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Stock Index Account	$254,180	$12,305	$2,629		$—	$—	$97,734	$—	$112,668	$141,512

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the separate account or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the separate account may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the separate account’s credit and counterparty risks.

TIAA Separate Account VA-1  ■  Statement of Additional Information     9

Repurchase agreements

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, the separate account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account. In such event, the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap transactions

The separate account may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the separate account would be limited to the agreement’s contractual remedies. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated accounts” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of the separate account and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the separate account to support its obligations under a similar uncleared swap. However, the CFTC and other

10     Statement of Additional Information  ■  TIAA Separate Account VA-1

applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the separate account and its counterparties posting higher amounts for uncleared swaps.

Swap agreements may be illiquid and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid investments” above.

To the extent that there is an imperfect correlation between the return on the separate account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the separate account’s financial risk. The separate account will not enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. The separate account may engage in swap transactions to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account, to manage their cash flow more efficiently and to seek to increase total return.

Segregated accounts

In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, such as cash, U.S. Government securities or other obligations as may be permitted by law.

Investment companies

Investment Companies. Subject to certain exceptions and limitations, the separate account may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, the separate account cannot hold more than 3% of the total outstanding voting stock of any single investment company. When the separate account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the separate account may invest in other investment companies such as exchange-traded funds (“ETFs”), for cash management and other purposes, subject to the limitations set forth above. The separate account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Exchange-Traded Funds. Additionally, the separate account may invest in other investment companies, which may include ETFs for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, the separate account would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the separate account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their AUV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the separate account’s purchase of ETF shares generally is subject to the limitations on the separate account’s investments in other investment companies, which are described above under the heading “Investment Companies.” As with other investment companies, when the separate account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, the separate account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the separate account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). The separate account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, the separate account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and the separate account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are

TIAA Separate Account VA-1  ■  Statement of Additional Information     11

subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When the separate account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, the separate account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by the separate account, and not a fixed-income investment.

Other investment techniques and opportunities

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the separate account’s portfolios.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, the separate account and its service providers (including, but not limited to, the separate account’s custodian, transfer agent and financial intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service the separate account’s operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on the separate account or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the separate account’s systems.

Cyber security failures by Advisors, other service providers, or the issuers of the portfolio securities in which the separate account invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, including a reduction in AUV, interference with the separate account’s ability to calculate its AUV, barriers to trading, contractowner’s inability to transact business with the separate account, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The separate account may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The separate account and its contractowners could be negatively impacted by such attacks or incidents. Although Advisors has established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the separate account, Advisors or the separate account’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the separate account cannot directly control the cyber security plans or systems implemented by its service providers or issuers in which it invests.

Portfolio turnover

The securities transactions the separate account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. For the year ended December 31, 2019, the portfolio turnover rate of the separate account did not change significantly from the portfolio turnover rate in 2018.

12     Statement of Additional Information  ■  TIAA Separate Account VA-1

Valuation of assets

The assets of the separate account are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally, 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Management Committee if events materially affecting its value occur between the time its price is determined and the time the separate account’s unit value is calculated.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments, may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Management Committee. The use of a price derived from a pricing matrix is a method of fair value pricing.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Management Committee. For more information about the separate account’s fair value pricing procedures, see “Valuation of Assets” in the Prospectus.

TIAA Separate Account VA-1  ■  Statement of Additional Information     13

Disclosure of portfolio holdings

The Management Committee has adopted policies and procedures reasonably designed to prevent selective disclosure of the separate account’s portfolio holdings to third parties, other than disclosures of separate account portfolio holdings that are consistent with the best interests of separate account contractowners. The separate account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the separate account’s market value. As a general rule, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The separate account and Advisors may disclose separate account portfolio holdings to all third parties who request it after that period.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of the separate account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to separate account performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Separate account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the separate account’s Chief Compliance Officer, a Director in Funds Compliance, or an individual employed by Advisors holding the title of Vice President and Associate General Counsel or above.

• Separate account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Separate account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of separate account portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, TIAA Investments, a Managing Director who is a direct report to the Chief Investment Officer; or above; and

• approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

• reported to the separate account’s and Advisors’ Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the separate account invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the Chief Compliance Officers’ annual compliance reviews with the Management Committee of the separate account and the board of directors of Advisors, and the Management Committee and the board of directors of Advisors will each receive a current copy of the procedures for their review and approval.

Currently, the separate account has ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the separate account’s portfolio holdings disclosure policy, its portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; Donnelley Financial Solutions; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc. and the lenders under the separate account’s credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The separate account’s portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information

14     Statement of Additional Information  ■  TIAA Separate Account VA-1

will be made to the separate account’s independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the separate account or counsel to the separate account’s independent managers in connection with periodic meetings of the Management Committee and otherwise from time to time in connection with the separate account’s operations. Also, State Street Bank and Trust Company, as the separate account’s custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the separate account’s assets. Disclosure may also be made to other affiliates and service providers of the separate account or Advisors, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the separate account.

The entities to which the separate account voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the separate account, to maintain the confidentiality of the information disclosed. There can be no assurance that the separate account’s policies and procedures regarding selective disclosure of the separate account’s holdings will protect the separate account from potential misuse of that information by individuals or entities to which it is disclosed.

The separate account sends summaries of its portfolio holdings to contractowners semiannually as part of the separate account’s annual and semiannual reports. Complete portfolio holdings are also filed with the SEC through Form N-CSR and Form N-PORT. Portfolio holdings information filed on Form N-CSR and on Form N-PORT (for the last month of each fiscal quarter) is available on and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter. You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to the separate account at P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or the separate account’s distributor, TIAA-CREF Individual & Institutional Services, LLC (“TCIIS”), to provide oral or written information about the separate account, including, but not limited to, how the separate account’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to separate account performance including the attribution of the separate account’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of the separate account or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on the separate account’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, contractowners in the separate account, persons considering investing in the separate account, or representatives of such contractowners or potential contractowners, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or TCIIS will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact the separate account for information about obtaining Portfolio Data. Advisors and/or TCIIS may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or TCIIS believes the release of such Portfolio Data may be harmful to the separate account.

Advisors serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the separate account, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the separate account. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the separate account’s execution of purchase and sale transactions.

Management of the separate account

The Management Committee

The separate account is governed by its Management Committee, which oversees the separate account’s business and affairs. The Management Committee delegates the day-to-day management of the separate account to Advisors and the officers of the separate account (see below).

TIAA Separate Account VA-1  ■  Statement of Additional Information     15

Management Committee leadership structure and related matters

The Management Committee is composed of ten managers (the “Managers”), all of whom are independent or disinterested, which means that they are not “interested persons” of the separate account as defined in Section 2(a)(19) of the 1940 Act (independent Managers). One of the independent Managers serves as the Chairman of the Management Committee. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Management Committee; presiding at all meetings of the Management Committee; and serving as a liaison with other Managers, the separate account’s officers and other management personnel, and counsel to the independent Managers. The Chairman performs such other duties as the Management Committee may from time to time determine. The Principal Executive Officer of the separate account does not serve on the Management Committee.

The Management Committee meets periodically to review, among other matters, the separate account’s activities, contractual arrangements with companies that provide services to the separate account and the performance of the separate account’s investment portfolio (the SIA). The Management Committee holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Management Committee may determine, at its other meetings, the Management Committee meets without management present.

The Management Committee has established a committee structure that includes (i) standing committees, each composed solely of independent Managers and chaired by an independent Manager, and (ii) non-standing committees (which, when constituted, shall be composed solely of independent Managers and chaired by an independent Manager), both as described below. The Management Committee, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Management Committee believes that its leadership and operating structure, which includes its committees and having an independent Manager in the position of Chairman of the Management Committee and of each committee, provides for independent oversight of management and is appropriate for the separate account in light of, among other factors, the asset size and nature of the separate account and the SIA, the number of portfolios overseen by the Management Committee, the number of other funds overseen by the Managers as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the separate account’s operations, the number of Managers, and the Management Committee’s responsibilities.

The separate account is part of the TIAA-CREF Fund Complex, which includes the single portfolio within the separate account, the 8 Accounts within CREF, the 69 funds within TCF and the 11 Funds within TCLF. All of the persons that serve on the Management Committee also serve on, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF, TCF and TCLF.

Qualifications of Managers

The Management Committee believes that each of the Managers is qualified to serve as a Manager of the separate account based on a review of the experience, qualifications, attributes or skills of each Manager. The Management Committee bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Management Committee looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting contractowner interests; and willingness and ability to commit the time necessary to perform the duties of manager. Each Manager’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Manager of the separate account and as trustee of other funds in the TIAA-CREF Fund Complex. The Management Committee seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Management Committee to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Manager relevant to the Management Committee’s belief that the Manager should serve in this capacity is provided in the “Disinterested Managers” table included herein. The table includes, for each Manager, positions held with the separate account, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Manager and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the separate account and the SIA is the responsibility of management, which includes professional risk management staff. The Management Committee oversees this risk management function consistent with and as part of its oversight responsibility. The Management Committee performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below)

16     Statement of Additional Information  ■  TIAA Separate Account VA-1

and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Management Committee’s oversight of risk management for the separate account and the SIA. The Management Committee recognizes that it is not possible to identify all of the risks that may affect the separate account and the SIA or to develop procedures or controls that eliminate the separate account’s and the SIA’s exposure to all of these risks.

In general, the SIA’s risks include, among others, market risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Management Committee has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the separate account and the SIA. In addition, under the general oversight of the Management Committee, Advisors, the investment manager and administrator for the SIA as well as the administrator of the separate account's Liquidity Risk Program, and other service providers to the separate account have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the SIA. Different processes, procedures and controls are employed with respect to different types of risks.

The Management Committee also oversees risk management for the separate account and the SIA through receipt and review by the Management Committee or its committee(s) of regular and special reports, presentations and other information from officers of the separate account and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the separate account, senior officers of Advisors and its affiliates (collectively, “TIAA”), and the separate account’s Chief Compliance Officer (“CCO”) regularly report to the Management Committee and/or one or more of the Management Committee’s standing committees on a range of matters, including those relating to risk management. The Management Committee also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the SIA. At least annually, the Management Committee receives a report from the separate account’s CCO regarding the effectiveness of the separate account’s compliance program. Also, on an annual basis, the Management Committee receives reports, presentations and other information from management in connection with the Management Committee’s consideration of the renewal of the separate account’s investment management agreement with Advisors. In addition, on an annual basis, Advisors, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Management Committee with a written report that addresses the operation, adequacy and effectiveness of the separate account's Liquidity Risk Program.

Officers of the separate account and officers of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the separate account’s internal controls over financial reporting and accounting and financial reporting policies and practices. The separate account’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the separate account’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from separate account officers and from SIA management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the separate account, either directly or through the separate account’s officers, including the separate account’s CCO, Advisors personnel or other management personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity and other portfolio management aspects of the SIA.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations and other information from Advisors regarding, among other matters, the voting of proxies of the SIA’s portfolio companies.

The Nominating and Governance Committee routinely monitors various aspects of the Management Committee’s structure and oversight activities, including reviewing matters such as the workload of the Management Committee, the balance of responsibilities delegated among the committees and the relevant skill sets of Management Committee members. On an annual basis, the Nominating and Governance Committee and the Management Committee review the independent status of each Manager under the 1940 Act and the independent status of counsel to the independent Managers.

TIAA Separate Account VA-1  ■  Statement of Additional Information     17

Disinterested Managers

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	89	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Manager	Indefinite term. Manager since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002). Mr. Boateng has particular experience in investments, pensions, and public finance.	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (since 2020). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	89	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC; Member of the Executive Board, American Economic Association.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Manager	Indefinite term. Manager since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Manager	Indefinite term. Manager since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	89	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School.

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Manager	Indefinite term. Manager since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	89	Director, Commonwealth (non-profit organization).

18     Statement of Additional Information  ■  TIAA Separate Account VA-1

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Manager	Indefinite term. Manager since 2011. Chairman for term ending July 1, 2021. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	89

Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Chair of the Finance Committee, Sansum Clinic; Director, ParentSquare; Investment Committee Member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Manager	Indefinite term. Manager since 2006.	President and Chief Executive Officer (since 2008), Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008), and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	89	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Manager	Indefinite term. Manager since 1999.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018). Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013), and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc. Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013), and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc. and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development. He is designated as an audit committee financial expert.

				89	N/A

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Manager	Indefinite term. Manager since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. President, Society of Financial Studies (since 2017). Vice President, American Finance Association (since 2020). Prof. Starks has particular experience in education, finance, mutual funds and retirement systems.	89	Texa$aver Product Committee Member, Employees Retirement System of Texas.

TIAA Separate Account VA-1  ■  Statement of Additional Information     19

Officers

The table below includes certain information about the officers of the separate account, including positions held with the separate account, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Chairman, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Chief Executive Officer, Nuveen. Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc. (Franklin Templeton Investments).

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Carol W. Deckbar TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2017.	Executive Vice President, Chief Product Officer, TIAA Financial Solutions Product Group. Executive Vice President of CREF and TIAA Separate Account VA-1.

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.

Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Head of Regulatory Engagement & Public Policy, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP.

Roger W. Ferguson, Jr. TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1951	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA, CREF, and TIAA Separate Account VA-1.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen, Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments and Senior Managing Director, President, Global Investments, TIAA.

Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.

Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.

Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Vice President and Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.

Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1; Treasurer of CREF; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

20     Statement of Additional Information  ■  TIAA Separate Account VA-1

Equity ownership of Managers

The following chart includes information relating to equity securities that are beneficially owned by Managers in the separate account and in all registered investment companies in the same “family of investment companies” as the separate account, as of December 31, 2019. At that time, the separate account’s family of investment companies included the separate account, TCLF, CREF and TCF, each a registered investment company.

Name	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Forrest Berkley	None	Over $100,000

Joseph A. Boateng	None	$10,001–50,000
1

Janice C. Eberly	None	Over $100,000

Nancy A. Eckl	None	Over $100,000

Michael A. Forrester	None	Over $100,000

Howell E. Jackson	None	Over $100,000

Thomas J. Kenny	None	Over $100,000

James M. Poterba	None	Over $100,000

Maceo K. Sloan	None	Over $100,000

Laura T. Starks	None	Over $100,000

Manager and officer compensation

The following table shows the compensation received from the separate account and the TIAA-CREF Fund Complex by each non-officer Manager during the fiscal year ended December 31, 2019. The separate account’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex.

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley	$864.20	$242.34	$360,000.00
	Joseph A. Boateng[3]	871.57	60.58	358,625.00
	Janice C. Eberly	852.24	242.34	355,000.00
	Nancy A. Eckl	970.03	242.34	410,000.00
	Michael A. Forrester	900.07	242.34	375,000.00
	Howell E. Jackson	906.44	242.34	393,750.00
	Thomas J. Kenny	1,095.00	242.34	456,500.00
	James M. Poterba	983.79	242.34	410,000.00
	Maceo K. Sloan	912.75	242.34	376,500.00
	Laura T. Starks	912.75	242.34	376,500.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

On July 17, 2019, Mr. Boateng was elected to serve as a Manager of the separate account. Prior to his election, Mr. Boateng served as a consultant to the Boards and Management Committee of TCF, TCLF and VA-1 since December 4, 2018. During the period between December 4, 2018 and July 17, 2019, Mr. Boateng received a consulting fee, in cash, equal to the compensation paid to an independent Trustee and Manager of the Boards and Management Committee.

The Management Committee approved Manager compensation at the following rates, effective January 1, 2019: an annual retainer of $190,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Management Committee chair fee of $100,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

At its meeting on December 3, 2019, the Management Committee approved Manager compensation at the following rates, effective January 1, 2020: an annual retainer of $200,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Management Committee chair fee of $100,000; and an annual committee retainer of $20,000 ($30,000 for the Operations Committee and Audit and Compliance Committee).

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Managers may also continue to receive special, working group or ad hoc committee fees, or related chair fees, as determined by the Management Committee. The level of

TIAA Separate Account VA-1  ■  Statement of Additional Information     21

compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Managers, and the need to attract and retain well-qualified Management Committee members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Managers of the Management Committee. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Manager of the Management Committee. After the Manager leaves the Management Committee, benefits will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Managers, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. Pursuant to a separate deferred compensation plan, Managers also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Manager. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The compensation table above does not reflect any payments under the long-term compensation plan.

The separate account has adopted a mandatory retirement policy for its Managers. Under this policy, Managers who attain the age of 72 are currently not eligible for re-election at the next succeeding annual meeting of the separate account (if any); and they must also resign from the Boards of Trustees of CREF, TCLF, and TCF, effective as of the last day of said Manager’s memberships on the CREF Board of Trustees. Such requirement may be waived with respect to one or more Managers for reasonable time periods upon the unanimous approval and at the sole discretion of the Management Committee, and the Managers eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Committees

Every year the Management Committee appoints certain standing and non-standing committees, each with specific responsibilities for aspects of the separate account’s operations and whose charters are available upon request. Included among these are:

(1) An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Management Committee approval the appointment, compensation and retention (or termination) of the separate account’s independent registered public accounting firm. During the fiscal year ended December 31, 2019, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny, Mr. Sloan and Prof. Starks. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2) An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2019, the Investment Committee held five meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Mr. Boateng, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Prof. Starks.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account. During the fiscal year ended December 31, 2019, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Prof. Poterba and Mr. Sloan.

(4) An Executive Committee, consisting solely of independent Managers, which generally is vested with full Management Committee powers for matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2019, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(5) A Nominating and Governance Committee, consisting solely of independent Managers, which assists the Management Committee in addressing internal governance matters of the separate account, including nominating certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as Managers, reviewing the qualification and independence of Managers, conducting evaluations of the Managers and of the Management Committee and its committees and reviewing proposed changes to the separate account’s governing documents. During the fiscal year ended December 31, 2019, the Nominating and Governance Committee held five meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Prof. Jackson and Mr. Kenny.

22     Statement of Additional Information  ■  TIAA Separate Account VA-1

(6) An Operations Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2019, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Forrester and Prof. Jackson.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”) of Managers, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TIAA-CREF Investment Management, LLC (“Investment Management”) or Advisors due to extraordinary circumstances. During the fiscal year ended December 31, 2019, the Special Valuation Committee held no meetings. At least three members of the Management Committee shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Manager.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Managers by providing potential nominee names and background information to the Secretary of the separate account. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

Proxy voting policies

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term contractowners. The separate account believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting proxies of the portfolio companies in accordance with the Management Committee approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA Policy Statement on Responsible Investing, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA Policy Statement on Responsible Investing, these professionals then vote in a manner intended solely to advance the best interests of the separate account contractowners. Occasionally, when a proposal relates to issues not addressed in the TIAA Policy Statement on Responsible Investing, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The separate account and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the separate account’s proxy voting (e.g., Advisors’ proxy voting professionals, or a manager or senior executive of the separate account, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., Advisors’ proxy voting professionals, or a Manager or senior executive of the separate account, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the separate account for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov. A record of the separate account’s proxy votes for the twelve month period ended June 30, 2020 will become available in August 2020.

Investment advisory and related services

Investment advisory services

Investment advisory services and related services for the separate account are provided by personnel of Advisors, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make

TIAA Separate Account VA-1  ■  Statement of Additional Information     23

recommendations and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of average daily net assets annually. With Advisors waiving 0.15% of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.15% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2019, 2018, and 2017, the separate account paid investment advisory fees of $1,556,153, $1,576,858, and $1,501,828, respectively. These fees reflect the waiver by Advisors of a portion of its gross investment advisory fee. The gross investment advisory fees for the years ended December 31, 2019, 2018, and 2017 were $3,112,307, $3,153,716, and $3,003,655, respectively.

Personal trading policy

The separate account and TCIIS have each adopted Codes of Ethics (each, a “code”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of the separate account and TCIIS, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by the separate account, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by the TIAA Ethics Office. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

Information about the separate account’s portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the fund(s) or account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the separate account’s Prospectus for more information regarding its benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the separate account’s portfolio managers, such as other funds and accounts managed by them (registered investment companies and registered and unregistered pooled investment vehicles),

24     Statement of Additional Information  ■  TIAA Separate Account VA-1

total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2019.

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account
Stock Index Account
Philip James (Jim) Campagna	23	0	6	$108,141	$0	$702	$0
Lei Liao	23	0	6	$108,141	$0	$702	$0
Darren Tran	9	0	0	$86,593	$0	$0	$0

Potential conflicts of interest of Advisors and portfolio managers

Certain portfolio managers of the separate account also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting separate account participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the separate account may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the separate account. For example, in certain circumstances where the separate account invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the separate account and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Advisors, on behalf of the separate account or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Advisors, on behalf of the separate account or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the separate account may differ from, and may conflict with, investment decisions made by Advisors or any of its affiliated investment advisers, for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the separate account maintained its position in that security, the market price of such security could decrease and adversely impact the separate account’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where the separate account or Accounts are invested in different parts of an issuer’s capital structure. For example, the separate account (or an Account) could acquire debt obligations of a company while an Account (or the separate account) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding separate account (or Account) and the equity-holding Account (or the separate account) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, the debt-holding separate account (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or the separate account) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the separate account (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Advisors may seek to avoid such conflicts, and, as a result, Advisors may choose not to make such investments on behalf of the separate account, which may adversely affect the separate account’s performance if similarly attractive opportunities are not available or identified.

TIAA Separate Account VA-1  ■  Statement of Additional Information     25

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the separate account, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the separate account, or are appropriate for the separate account but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the separate account may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Advisors and its affiliated investment advisers may aggregate orders of the separate account and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and the separate account, Advisors may be perceived as causing the separate account or Account to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of the separate account. In addition, the separate account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating the separate account and each Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure the separate account and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or the separate account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or the separate account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or separate account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the separate account’s portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or the separate account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the separate account’s portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for some or all of Advisors’ other clients. Such research services may not always be utilized in connection with other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of certain other clients, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars. Trades on behalf of clients that follow an index strategy, like the separate account, may not generate soft dollars, but, at times, a broker may send Advisors unsolicited proprietary research that is based, in part, on such trades.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

26     Statement of Additional Information  ■  TIAA Separate Account VA-1

Administrative services

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the prior three fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017, administrative expenses incurred were $2,074,871, $2,102,447, and $2,002,437, respectively.

Advisors and TIAA

The main offices of both TIAA and Advisors are located at 730 Third Avenue, New York, NY 10017-3206. TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2019, TIAA’s statutory admitted assets were approximately $316 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1.2 trillion (although CREF does not stand behind TIAA’s guarantees).

TIAA holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds (1) all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors and (2) all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter for TCF and Investment Management. TIAA also holds all the shares of TCIIS. Investment Management provides investment advisory services to, and TCIIS acts as the principal underwriter for, CREF. All of the foregoing are affiliates of the separate account and Advisors.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, LLC (“Nuveen Asset Management”), Advisors and Investment Management are each wholly owned subsidiaries of Nuveen. Advisors currently serves as sub-adviser to certain funds managed by Nuveen Fund Advisors. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and Investment Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Custodian and fund accounting agent

The custodian for the assets of the separate account is State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111. As custodian, State Street is responsible for the safekeeping of the separate account’s portfolio securities. State Street also provides fund accounting services to the separate account and also acts as the separate account’s securities lending agent.

Independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”), 100 East Pratt Street, Suite 2600, Baltimore, MD 21202, serves as the separate account’s independent registered public accounting firm and has audited its financial statements for the fiscal year ended December 31, 2019.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for equity transactions, Advisors considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for other accounts that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

TIAA Separate Account VA-1  ■  Statement of Additional Information     27

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk Management also reviews the creditworthiness of all brokers.

The aggregate amount of brokerage commissions paid by the separate account for the prior fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, was as follows:

Account	December 31, 2019	December 31, 2018	December 31, 2017
Stock Index Account	$7,285	$5,976	$5,467

With respect to increases in brokerage commissions in 2019 from prior years, the increases for the separate account (in 2019 from 2017) were primarily due to a higher level of trading activity to manage higher levels of redemptions.

During the fiscal year ended December 31, 2019, the separate account acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of the separate account's aggregate holdings in the securities of those entities, as of December 31, 2019, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Account	Broker	Holdings (US$)
Stock Index Account	JPMORGAN CHASE & CO	15,011,150
	BANK OF AMERICA CORP	9,895,763
	WELLS FARGO & CO	7,081,802
	CITIGROUP INC	6,018,593
	GOLDMAN SACHS GROUP INC	2,531,989
	MORGAN STANLEY	2,058,193
	SCHWAB (CHARLES) CORP	1,888,560
	STATE STREET CORP	995,474
	FIFTH THIRD BANCORP	751,993
	TD AMERITRADE HOLDING CORP	488,452
	RAYMOND JAMES FINANCIAL INC	374,122
	POPULAR INC	167,261
	STIFEL FINANCIAL CORP	156,538
	LAZARD LTD-CL A	139,420
	PIPER JAFFRAY COS	44,207
	COWEN INC	16,538
	OPPENHEIMER HOLDINGS-CL A	12,311

Directed brokerage

In accordance with the 1940 Act, the separate account has adopted a policy prohibiting the separate account from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the separate account.

Periodic reports

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1) premiums paid during the quarter;

(2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;

(3) cash withdrawals from the separate account during the quarter; and

(4) any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

28     Statement of Additional Information  ■  TIAA Separate Account VA-1

General matters

Assignment of contracts

You can assign the contract at any time. However, you should consult a qualified tax professional before assigning your contract.

Payment to an estate, guardian, trustee, etc.

TIAA reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of survival

TIAA reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State regulation

TIAA and the separate account are subject to regulation by the NYDFS, as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYDFS. The separate account’s books and assets are subject to review and examination by the NYDFS and its agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of TIAA and CREF. Dechert LLP serves as legal counsel to the separate account and has provided advice to the separate account related to certain matters under the federal securities laws.

Experts

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the TIAA Separate Account VA-1. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of Teachers Insurance and Annuity Association of America.

Separate account financial statements

The financial statements of TIAA Separate Account VA-1 incorporated in this SAI by reference to the Annual Report to contractowners for the fiscal year ended December 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 100 East Pratt Street, Suite 2600, Baltimore, MD, 21202, given on the authority of said firm as experts in auditing and accounting.

Teachers Insurance and Annuity Association of America statutory basis financial statements

The statutory basis financial statements as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

Additional information

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and

TIAA Separate Account VA-1  ■  Statement of Additional Information     29

other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

Financial statements

The audited financial statements of TIAA follow. The financial statements of TIAA should be distinguished from the financial statements of the separate account, which are included in the separate account’s Annual Report to contractowners and are incorporated herein by reference, and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

30     Statement of Additional Information  ■  TIAA Separate Account VA-1

Index to financial statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Index of audited statutory-basis financial statements

December 31, 2019

Statement of Additional Information ■ TIAA Separate Account VA-1	31

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America, which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2019 and 2018, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ responsibility

Our responsibility is to express an opinion on the statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the statutory-basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on statutory basis of accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 11, 2020

32	Statement of Additional Information ■ TIAA Separate Account VA-1

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2019	2018

ADMITTED ASSETS
Bonds	$189,018	$187,325
Preferred stocks	415	245
Common stocks	5,657	5,899
Mortgage loans	32,441	29,959
Real estate	3,686	2,152
Cash, cash equivalents and short-term investments	902	598
Contract loans	1,803	1,890
Derivatives	794	968
Securities lending collateral assets	363	562
Other long-term investments	31,600	30,413
Investment income due and accrued	1,823	1,802
Net deferred federal income tax asset	2,406	2,402
Other assets	860	782
Separate account assets	43,827	38,289
Total admitted assets	$315,595	$303,286

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$217,761	$213,138
Dividends due to policyholders	1,896	1,885
Interest maintenance reserve	2,090	2,149
Federal income taxes payable to affiliates	14	45
Asset valuation reserve	6,323	5,260
Derivatives	198	164
Payable for collateral for securities loaned	363	562
Other liabilities	4,313	3,712
Separate account liabilities	43,765	38,245
Total liabilities	276,723	265,160

Capital and contingency reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	5,041	5,041
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	33,828	33,082
Total capital and contingency reserves	38,872	38,126
Total liabilities, capital and contingency reserves	$315,595	$303,286

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	33

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2019	2018	2017

REVENUES
Insurance and annuity premiums and other considerations	$16,003	$16,220	$16,644
Annuity dividend additions	1,520	1,761	1,503
Net investment income	12,324	12,550	11,875
Other revenue	458	379	371
Total revenues	$30,305	$30,910	$30,393

BENEFITS AND EXPENSES
Policy and contract benefits	$17,803	$17,694	$16,206
Dividends to policyholders	3,267	3,526	3,212
Increase in policy and contract reserves	4,117	5,279	6,115
Net operating expenses	2,003	1,882	2,123
Net transfers to separate accounts	1,158	442	1,123
Total benefits and expenses	$28,348	$28,823	$28,779

Income before federal income taxes and net realized capital gains (losses)	$1,957	$2,087	$1,614
Federal income tax expense (benefit)	17	(23)	(4)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(322)	(657)	(598)
Net income	$1,618	$1,453	$1,020

34	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total
Balance, December 31, 2016	$3	$4,000	$31,580	$35,583
Net income	—	—	1,020	1,020
Change in net unrealized capital gains on investments	—	—	1,070	1,070
Change in asset valuation reserve	—	—	(1,221)	(1,221)
Change in net deferred income tax	—	—	(4,554)	(4,554)
Change in post-retirement benefit liability	—	—	(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	3,310	3,310
Other assets	—	—	92	92
Issuance of surplus notes	—	1,041	—	1,041
Balance, December 31, 2017	$3	$5,041	$31,292	$36,336
Net income	—	—	1,453	1,453
Change in net unrealized capital gains on investments	—	—	(359)	(359)
Change in asset valuation reserve	—	—	128	128
Change in net deferred income tax	—	—	(147)	(147)
Change in post-retirement benefit liability	—	—	7	7
Change in non-admitted assets:
Deferred federal income tax asset	—	—	585	585
Other assets	—	—	123	123
Balance, December 31, 2018	$3	$5,041	$33,082	$38,126
Net income	—	—	1,618	1,618
Change in net unrealized capital gains on investments	—	—	118	118
Change in asset valuation reserve	—	—	(1,063)	(1,063)
Change in net deferred income tax	—	—	(284)	(284)
Change in post-retirement benefit liability	—	—	(8)	(8)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	288	288
Other assets	—	—	77	77
Balance, December 31, 2019	$3	$5,041	$33,828	$38,872

See notes to statutory-basis financial statements	TIAA Separate Account VA-1 ■ Statement of Additional Information	35

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2019	2018	2017

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$16,008	$16,225	$16,650
Net investment income	11,669	11,756	11,301
Miscellaneous income	440	365	361
Total receipts	28,117	28,346	28,312
Policy and contract benefits	17,763	17,633	16,128
Operating expenses	1,981	1,865	1,729
Dividends paid to policyholders	1,737	1,764	1,756
Federal income tax expense (benefit)	49	(63)	(16)
Net transfers to separate accounts	1,158	442	1,127
Total disbursements	22,688	21,641	20,724
Net cash from operations	5,429	6,705	7,588

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	17,608	17,950	27,267
Stocks	2,097	1,891	1,298
Mortgage loans and real estate	2,479	2,880	1,464
Other invested assets	1,976	2,368	2,213
Miscellaneous proceeds	611	1,182	52
Cost of investments acquired:
Bonds	18,624	19,838	25,622
Stocks	2,232	1,716	3,489
Mortgage loans and real estate	6,368	6,482	6,684
Other invested assets	3,041	4,483	3,923
Miscellaneous applications	71	513	1,076
Net cash used in investments	(5,565)	(6,761)	(8,500)

CASH FROM FINANCING AND OTHER
Proceeds from issuance of surplus notes	—	—	1,994
Extinguishment of surplus notes	—	—	(950)
Premium paid on extinguishment of surplus notes	—	—	(373)
Net deposits on deposit-type contracts funds	465	15	24
Other cash provided (applied)	(25)	(1)	252
Net cash from financing and other	440	14	947
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	304	(42)	35
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	598	640	605
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$902	$598	$640

36	Statement of Additional Information ■ TIAA Separate Account VA-1	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

			For the Years Ended December 31,
(in millions)	SSAP#	F/S Line	2019	2018	2017
Net income, New York SAP			$1,618	$1,453	$1,020
New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:
Additional reserves for term conversions	51R	Increase in policy and contract reserves	(1)	—	1
Net income (loss), NAIC SAP			$1,617	$1,453	$1,021
Capital and surplus, New York SAP			$38,872	$38,126	$36,336
New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:
Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	21	22	22
Capital and surplus, NAIC SAP			$38,893	$38,148	$36,358

The Company’s risk based capital as of December 31, 2019 and 2018 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

TIAA Separate Account VA-1 ■ Statement of Additional Information	37

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve, which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•	Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The Asset Valuation Reserve (“AVR”) is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•	Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•	Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

38	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

•	When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•	Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of other-than-temporary impairments, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. Exchange traded funds (“ETFs”) identified as qualifying for bond treatment are stated at fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

TIAA Separate Account VA-1 ■ Statement of Additional Information	39

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in Other Long-term Investments. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing directly held Real Estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s percentage of the most recent available financial statements based on the underlying GAAP or International Financial Reporting Standards as reflected on the respective entity’s financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in non-insurance SCA entities are stated at the value of their underlying audited equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to 12 months at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

40	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to Interest Maintenance Reserve (“IMR”) or Asset Valuation Reserve (“AVR”) treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2019	2018	Change
Net deferred federal income tax asset	$2,847	$3,135	$(288)
Furniture and electronic data processing equipment	363	430	(67)
Other long-term investments	157	167	(10)
Other	167	167	—
Total	$3,534	$3,899	$(365)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

TIAA Separate Account VA-1 ■ Statement of Additional Information	41

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2019	2018
EDP equipment and computer software	$1,834	$1,691
Furniture and equipment and leasehold improvements	$116	$117

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus. Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not

42	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2019	2018	2017
Exchange/transfer/conversion/distribution of invested assets	$3,493	$3,403	$5,003
Annuity dividend additions	$1,520	$1,761	$1,503
Capitalized interest	$393	$397	$351
Interest credited on deposit-type contracts	$30	$28	$28

Application of new accounting pronouncements:

Principle based reserves

In June 2016, the NAIC adopted substantive revisions to Statements of Statutory Accounting Principles (“SSAP”) No. 51R, Life Contracts (“SSAP 51R”) to facilitate the implementation of principles-based reserving (“PBR”), effective January 1, 2020. The NYDFS has adopted these revisions. TIAA has been granted an exemption from PBR by the NYDFS, for life insurance policies issued in 2020. Under PBR, for new life insurance policies issued after implementation, TIAA will be required to hold the higher of (a) the reserves for life using prescribed factors or (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. Currently TIAA uses formulas and assumptions to determine reserves as prescribed by New York laws and regulations. The Company does not anticipate a material impact on surplus as a result of this adoption.

Goodwill

In December 2019, the NAIC adopted revisions to SSAP No. 68, Business Combinations and Goodwill (“SSAP 68”), which clarifies that goodwill resulting from the acquisition of a SCA entity by the insurance reporting entity is subject to the 10% admittance limit based on the insurer’s capital and surplus. The adoption of this guidance did not have a material impact on surplus.

TIAA Separate Account VA-1 ■ Statement of Additional Information	43

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2019
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$30,259	$4,092	$(10)	$34,341
All other governments	4,912	530	(11)	5,431
States, territories and possessions	730	112	—	842
Political subdivisions of states, territories, and possessions	641	64	(1)	704
Special revenue and special assessment, non-guaranteed agencies and government	19,424	1,702	(5)	21,121
Credit tenant loans	10,482	1,065	(7)	11,540
Industrial and miscellaneous	116,207	10,190	(155)	126,242
Hybrids	385	87	(5)	467
Parent, subsidiaries and affiliates	696	—	(1)	695
Bank loans	5,282	53	(84)	5,251
Total	$189,018	$17,895	$(279)	$206,634

	2018
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$31,179	$2,224	$(147)	$33,256
All other governments	5,342	232	(111)	5,463
States, territories and possessions	654	51	(6)	699
Political subdivisions of states, territories, and possessions	1,054	49	(9)	1,094
Special revenue and special assessment, non-guaranteed agencies and government	18,478	765	(133)	19,110
Credit tenant loans	9,922	351	(217)	10,056
Industrial and miscellaneous	114,059	3,428	(2,907)	114,580
Hybrids	306	35	(9)	332
Parent, subsidiaries and affiliates	757	—	(29)	728
Bank loans	5,574	27	(217)	5,384
Total	$187,325	$7,162	$(3,785)	$190,702

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

44	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
		Gross			Gross
	Amortized	Unrealized	Estimated	Amortized	Unrealized	Estimated
	Cost	Loss	Fair Value	Cost	Loss	Fair Value
December 31, 2019
Loan-backed and structured bonds	$1,427	$(17)	$1,410	$1,168	$(74)	$1,094
All other bonds	3,065	(66)	2,998	3,964	(179)	3,785
Total bonds	$4,492	$(83)	$4,408	$5,132	$(253)	$4,879
Unaffiliated common stocks	69	(9)	60	5	(2)	3
Preferred stocks	30	(2)	28	—	—	—
Total bonds and stocks	$4,591	$(94)	$4,496	$5,137	$(255)	$4,882

	Less than twelve months			Twelve months or more
		Gross			Gross
	Amortized	Unrealized	Estimated	Amortized	Unrealized	Estimated
	Cost	Loss	Fair Value	Cost	Loss	Fair Value
December 31, 2018
Loan-backed and structured bonds	$11,922	$(276)	$11,646	$9,721	$(423)	$9,298
All other bonds	54,512	(2,057)	52,455	13,065	(1,064)	12,001
Total bonds	$66,434	$(2,333)	$64,101	$22,786	$(1,487)	$21,299
Unaffiliated common stocks	349	(40)	309	42	(3)	39
Preferred stocks	9	(1)	8	—	—	—
Total bonds and stocks	$66,792	$(2,374)	$64,418	$22,828	$(1,490)	$21,338

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2019		December 31, 2018
	Book/		Book/
	Adjusted		Adjusted
	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value
Due in one year or less	$3,254	$3,287	$2,575	$2,600
Due after one year through five years	29,150	30,359	27,520	27,601
Due after five years through ten years	34,615	37,110	37,358	36,622
Due after ten years	62,186	71,614	60,826	63,202
Subtotal	129,205	142,370	128,279	130,025
Residential mortgage-backed securities	28,193	30,610	29,468	30,926
Commercial mortgage-backed securities	10,320	10,722	10,407	10,285
Asset-backed securities	20,251	21,883	18,541	18,836
Exchange-traded funds	1,049	1,049	630	630
Subtotal	59,813	64,264	59,046	60,677
Total	$189,018	$206,634	$187,325	$190,702

TIAA Separate Account VA-1 ■ Statement of Additional Information	45

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2019	2018
Residential mortgage-backed securities	14.9%	15.7%
Asset-backed securities	10.7	9.9
Manufacturing	9.7	11.1
Public utilities	9.7	10.2
Finance and financial services	8.1	7.0
U.S. governments	7.9	8.1
Revenue and special obligations	7.2	6.4
Services	7.0	7.9
Other	7.0	5.3
Commercial mortgage-backed securities	5.5	5.6
Real estate investment trusts	3.9	3.4
Oil and gas	3.6	4.0
All other governments	2.6	2.8
Communications	2.2	2.6
Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2019		2018
NAIC 1 and 2	$173,232	91.6%	$168,570	90.0%
NAIC 3 through 6	15,786	8.4	18,755	10.0
Total	$189,018	100.0%	$187,325	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2019 and 2018, the Company recognized OTTI on loan-backed and structured securities of $14 million and $26 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2019	2018
Carrying amount of bonds and stocks denominated in foreign currency	$4,386	$3,361
Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$861	$757

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2019	2018
Commercial loans	$29,377	$26,274
Mezzanine loans	2,074	2,568
Residential loans	990	1,117
Total	$32,441	$29,959

46	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The maximum and minimum lending rates for mortgage loans originated or purchased during 2019 and 2018 are as follows:

	2019		2018
Loan Type	Maximum	Minimum	Maximum	Minimum
Commercial loans	4.97%	1.70%	5.75%	2.83%
Mezzanine loans	9.50%	4.99%	6.71%	5.38%

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2019 and 2018 are as follows:

	Maximum LTV
Loan Type	2019	2018
Commercial loans	69.4%	69.6%
Mezzanine loans	78.1%	73.7%

There were no residential mortgage loans originated or purchased during 2019 and 2018.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2019 and 2018 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Credit quality

For commercial mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial
	Loan-to-value Ratios
2019	>70%	<70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$3,459	$26,388	$29,847	94.6%
Less than 1.20x	624	1,013	1,637	5.2%
Construction	—	79	79	0.2%
Total	$4,083	$27,480	$31,563	100.0%

	Recorded Investment—Commercial
	Loan-to-value Ratios
2018	>70%	<70%	Total	% of Total
Debt service coverage ratios:
Greater than 1.20x	$3,252	$23,928	$27,180	93.9%
Less than 1.20x	530	1,180	1,710	5.9%
Construction	31	21	52	0.2%
Total	$3,813	$25,129	$28,942	100.0%

TIAA Separate Account VA-1 ■ Statement of Additional Information	47

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2019
Recorded investment
Current	$—	$—	$992	$—	$29,478	$2,084	$32,554
30-59 days past due	$—	$—	$2	$—	$—	$—	$2
60-89 days past due	$—	$—	$—	$—	$—	$—	$—
90-179 days past due	$—	$—	$—	$—	$—	$—	$—
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$6,071	$2,084	$8,155
2018
Recorded investment
Current	$—	$—	$1,116	$—	$26,363	$2,579	$30,058
30-59 days past due	$—	$—	$3	$—	$—	$—	$3
60-89 days past due	$—	$—	$—	$—	$—	$—	$—
90-179 days past due	$—	$—	$1	$—	$—	$—	$1
Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$5,499	$2,579	$8,078

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31,

	Mortgage Loans by Property Type (Commercial & Residential):
	2019	2018
	% of Total	% of Total
Office buildings	30.9%	32.0%
Shopping centers	24.0	26.3
Apartments	21.1	18.6
Industrial buildings	11.1	11.1
Other—commercial	9.8	8.3
Residential	3.1	3.7
Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2019		2018
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential
South Atlantic	18.9%	15.1%	22.5%	15.8%
Pacific	19.2	45.3	18.2	44.6
South Central	12.8	6.8	14.1	6.7
Middle Atlantic	17.3	15.4	15.8	15.0
North Central	10.4	2.7	9.8	3.0
New England	7.0	5.8	7.5	5.6
Other	14.4	8.9	12.1	9.3
Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Pacific states are AK, CA, HI, OR and WA

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

Middle Atlantic states are PA, NJ and NY

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

48	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

New England states are CT, MA, ME, NH, RI and VT

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2019	2018
	Carrying Value	Carrying Value
Due in one year or less	$635	$621
Due after one year through five years	5,569	6,405
Due after five years through ten years	18,163	17,299
Due after ten years	8,074	5,634
Total	$32,441	$29,959

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2019 or 2018.

Note 5—real estate

At December 31, 2019 and 2018, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $625 million of third party mortgage encumbrances as of December 31, 2019, and $44 million for December 31, 2018.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2019	2018
	% of Total	% of Total
Industrial buildings	65.0%	36.4%
Office buildings	15.8	28.9
Apartments	12.5	21.8
Retail	3.6	7.7
Mixed-use projects	2.2	3.9
Land under development	0.9	1.3
Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2019	2018
	% of Total	% of Total
Pacific	37.3%	61.9%
South Atlantic	23.3	25.5
Mountain	14.4	—
South Central	10.4	3.8
North Central	7.8	1.7
Middle Atlantic	6.8	7.1
Total	100.0%	100.0%

TIAA Separate Account VA-1 ■ Statement of Additional Information	49

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2019	2018
Net carrying value of the SCA entities
Reported as common stock	$4,900	$5,008
Reported as other long-term investments	24,088	23,348
Total net carrying value	$28,988	$28,356

As of December 31, 2019 and 2018, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.

The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31 (in millions):

	2019
	Percentage of SCA
SCA Entities	Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
TIAA FSB Holdings, Inc.	100%	$3,605	$3,605	$—

2019
			NAIC	NAIC	NAIC Disallowed Entities
	Type of NAIC	Date of Filing	Valuation	Response	Valuation Method,
SCA Entity	Filing	to the NAIC	Amount	Received Y/N	Resubmission Required Y/N
TIAA FSB Holdings, Inc.	Sub-2	3/11/2019	$3,555	Y	N

	2018
	Percentage of SCA
SCA Entities	Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
TIAA FSB Holdings, Inc.	100%	$3,555	$3,555	$—

2018
			NAIC	NAIC	NAIC Disallowed Entities
	Type of NAIC	Date of Filing	Valuation	Response	Valuation Method,
SCA Entity	Filing	to the NAIC	Amount	Received Y/N	Resubmission Required Y/N
TIAA FSB Holdings, Inc.	Sub-2	5/22/2018	$3,331	Y	N

The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects NYDFS departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products are accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151.

The Department requires in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

50	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The following table provides the monetary effect on net income and surplus as a result of using NYDFS prescribed accounting practices that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with the Accounting Practices and Procedures (“AP&P”) Manual (in millions):

2019
	Monetary Effect on NAIC SAP		Amount of Investment

If the Insurance SCA
	Net Income		Per Audited	Had Completed
	Increase	Surplus Increase	Statutory	Statutory Financial
SCA Entity	(Decrease)	(Decrease)	Equity	Statements*
TIAA-CREF Life Insurance Company	$1	$6	$514	$520

*	Per AP&P Manual (without permitted or prescribed practices)

2018
	Monetary Effect on NAIC SAP		Amount of Investment

If the Insurance SCA
	Net Income		Per Audited	Had Completed
	Increase	Surplus Increase	Statutory	Statutory Financial
SCA Entity	(Decrease)	(Decrease)	Equity	Statements*
TIAA-CREF Life Insurance Company	$1	$1	$515	$516

*	Per AP&P Manual (without permitted or prescribed practices)

During 2019 and 2018, had TIAA Life not departed from NAIC SAP a regulatory event would not have been triggered due to risk based capital.

The Company held bonds of affiliates at December 31, 2019 and 2018 of $696 million and $757 million, respectively.

As of December 31, 2019 and 2018, the net amount due to SCA entities was $566 million and $457 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $798 million and $702 million as of December 31, 2019 and 2018, respectively.

There are no guarantees or undertakings, written or otherwise, for the benefit of an affiliate or a related party that resulted in a material contingent exposure of the reporting entity’s or any related party’s assets or liabilities.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $7,039 million and $6,741 million as of December 31, 2019 and 2018, respectively. Significant holdings as of December 31, are as follows (in millions):

	2019	2018
Subsidiary	Carrying Value	Carrying Value
TIAA Global Ag Holdco LLC	$953	$938
TIAA Super Regional Mall Member Sub LLC	673	829
TIAA Infrastructure Investments, LLC	614	557
T-C MV Member LLC	420	453
Occator Agricultural Properties, LLC	417	470
T-C Europe, LP	411	416
T-C Lux Fund Holdings LLC	327	363
Actoil Colorado, LLC	296	137
730 Power Development, LLC	292	316
TGA APAC Fund Holdings, LLC	249	119

TIAA Separate Account VA-1 ■ Statement of Additional Information	51

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2019	2018
Subsidiary	Carrying Value	Carrying Value
TIAA-Stonepeak Investments I, LLC	$235	$236
NGFF Holdco, LLC	232	—
TGA MKP Member LLC	202	157
T-C Waterford Blue Lagoon LLC	196	195
TIAA Wind Investments LLC	184	179
TIAA GTR Holdco LLC	171	168
Broadleaf Timberland Investments, LLC	101	102
730 Data Centers, LLC	92	108
Infra Alpha LLC	49	181
Other	925	817
Total	$7,039	$6,741

Note 7—other long-term investments

The components of the Company’s carrying value in other long-term investments are (in millions):

	2019	2018
Affiliated other invested assets	$24,088	$23,348
Unaffiliated other invested assets	7,344	6,968
Receivables for securities and derivative collateral	168	97
Total other long-term investments	$31,600	$30,413

As of December 31, 2019 and 2018, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2019	2018
Real estate	$7,084	$6,523
Operating subsidiaries and affiliates	5,357	5,370
Investment subsidiaries	5,344	5,325
Agriculture and timber	4,346	4,228
Energy and infrastructure	1,957	1,902
Total affiliated other invested assets	$24,088	$23,348

Of the $5,357 million and $5,370 million of operating subsidiaries and affiliates as of December 31, 2019 and 2018, $5,139 million and $5,203 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively. As of December 31, 2019 and 2018, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2019	2018	2017
OTTI	$182	$661	$454

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2019	2018
Other long-term investments denominated in foreign currency	$1,186	$1,277

52	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2019, is shown below by asset category (in millions):

	2020	In later years	Total Commitments
Bonds	$1,571	$210	$1,781
Stocks	100	38	138
Mortgage loans	357	—	357
Real estate	38	167	205
Other long-term investments	1,696	4,229	5,925
Total	$3,762	$4,644	$8,406

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2019	2018	2017
Bonds	$8,748	$8,738	$8,709
Stocks	159	79	43
Mortgage loans	1,407	1,268	1,055
Real estate	276	238	237
Derivatives	190	160	109
Other long-term investments	2,261	2,712	2,242
Cash, cash equivalents and short-term investments	9	8	9
Total gross investment income	13,050	13,203	12,404
Less investment expenses	(993)	(912)	(723)
Net investment income before amortization of IMR	12,057	12,291	11,681
Plus amortization of IMR	267	259	194
Net investment income	$12,324	$12,550	$11,875

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2019	2018	2017
Bonds	$34	$129	$632
Stocks	(185)	102	(116)
Mortgage loans	—	(65)	(8)
Real estate	112	22	67
Derivatives	132	58	(131)
Other long-term investments	(207)	(649)	(470)
Cash, cash equivalents and short-term investments	—	18	51
Total before capital gains taxes and transfers to IMR	(114)	(385)	25
Transfers to IMR	(208)	(272)	(623)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(322)	$(657)	$(598)

TIAA Separate Account VA-1 ■ Statement of Additional Information	53

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2019	2018	2017
Other-than-temporary impairments:
Bonds	$212	$126	$66
Stocks	236	72	311
Mortgage Loans	—	55	—
Other long-term investments	182	661	454
Total	$630	$914	$831

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2019	2018	2017
Proceeds from sales	$6,757	$6,831	$13,664
Gross gains on sales	$250	$307	$745
Gross losses on sales	$75	$79	$122

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

54	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets was $312 million and total unfunded commitments was $337 million at December 31, 2019. For these investments, redemptions are prohibited prior to liquidation.

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2019 (in millions):

						Net Asset
	Aggregate	Admitted				Value
	Fair Value	Assets	Level 1	Level 2	Level 3	(NAV)
Assets:
Bonds	$206,635	$189,018	$1,049	$198,586	$7,000	$—
Common stock	757	757	509	—	248	—
Preferred stock	522	415	47	71	404	—
Mortgage loans	33,338	32,441	—	—	33,338	—
Derivatives	931	794	—	401	530	—
Other invested assets	96	76	—	96	—	—
Contract loans	1,803	1,803	—	—	1,803	—
Separate account assets	43,884	43,827	15,246	5,869	22,457	312
Cash, cash equivalents & short term investments	902	902	355	547	—	—
Total	$288,868	$270,033	$17,206	$205,570	$65,780	$312

						Net Asset
	Aggregate	Statement				Value
	Fair Value	Value	Level 1	Level 2	Level 3	(NAV)
Liabilities:
Deposit-type contracts	$1,600	$1,600	$—	$—	$1,600	$—
Separate account liabilities	43,765	43,765	—	—	43,765	—
Derivatives	192	198	—	192	—	—
Total	$45,557	$45,563	$—	$192	$45,365	$—

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2018 (in millions):

						Net Asset
	Aggregate	Admitted				Value
	Fair Value	Assets	Level 1	Level 2	Level 3	(NAV)
Assets:
Bonds	$190,702	$187,325	$630	$184,668	$5,404	$—
Common stock	891	891	696	—	195	—
Preferred stock	309	245	28	19	262	—
Mortgage loans	29,276	29,959	—	—	29,276	—
Derivatives	931	968	—	518	413	—
Other invested assets	89	76	—	89	—	—
Contract loans	1,890	1,890	—	—	1,890	—
Separate account assets	38,260	38,289	12,298	5,295	20,491	176
Cash, cash equivalents & short term investments	597	598	117	480	—	—
Total	$262,945	$260,241	$13,769	$191,069	$57,931	$176

TIAA Separate Account VA-1 ■ Statement of Additional Information	55

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

						Net Asset
	Aggregate	Statement				Value
	Fair Value	Value	Level 1	Level 2	Level 3	(NAV)
Liabilities:
Deposit-type contracts	$1,105	$1,105	$—	$—	$1,105	$—
Separate account liabilities	38,245	38,245	—	—	38,245	—
Derivatives	168	164	—	168	—	—
Total	$39,518	$39,514	$—	$168	$39,350	$—

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2019 and 2018. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 represent SVO-identified exchange traded funds that qualify for bond treatment, which are valued using quoted market prices. Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds.

Cash equivalents included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 20 - FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

56	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value Separate Account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which is determined to be fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2019
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds
U.S. Government	$—	$1,393	$—	$—	$1,393
Industrial and miscellaneous	1,049	158	49	—	1,256
Total bonds	$1,049	$1,551	$49	$—	$2,649
Common stock
Industrial and miscellaneous	$509	$—	$248	$—	$757
Total common stocks	$509	$—	$248	$—	$757
Preferred stock	$—	$—	$28	$—	$28
Total preferred stocks	$—	$—	$28	$—	$28
Derivatives
Interest rate contracts	$—	$12	$—	$—	$12
Foreign exchange contracts	—	396	—	—	396
Total derivatives	$—	$408	$—	$—	$408
Separate accounts assets	$15,227	$4,158	$22,457	$312	$42,154
Total assets at fair value	$16,785	$6,117	$22,782	$312	$45,996
Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$164	$—	$—	$164
Credit default swaps	—	3	—	—	3
Total liabilities at fair value	$—	$167	$—	$—	$167

TIAA Separate Account VA-1 ■ Statement of Additional Information	57

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2018
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds
U.S. Government	$—	$1,174	$—	$—	$1,174
Industrial and miscellaneous	630	176	100	—	906
Total bonds	$630	$1,350	$100	$—	$2,080
Common stock
Industrial and miscellaneous	$696	$—	$195	$—	$891
Total common stocks	$696	$—	$195	$—	$891
Preferred stock	$—	$—	$4	$—	$4
Total preferred stocks	$—	$—	$4	$—	$4
Derivatives
Interest rate contracts	$—	$4	$—	$—	$4
Foreign exchange contracts	—	473	—	—	473
Total derivatives	$—	$477	$—	$—	$477
Separate accounts assets	$12,288	$4,089	$20,491	$176	$37,044
Total assets at fair value	$13,614	$5,916	$20,790	$176	$40,496
Liabilities at fair value:
Derivatives
Foreign exchange contracts	$—	$152	$—	$—	$152
Credit default swaps	—	3	—	—	3
Total liabilities at fair value	$—	$155	$—	$—	$155

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2019 (in millions):

					Total gains	Total gains
	Beginning	Transfers		Transfers	& (losses)	& (losses)					Ending
	Balance at	into		out of	included in	included in					Balance at
	1/1/2019	Level 3		Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2019
Bonds	$100	$41	[a]	$(45)[b]	(23)	$7	$16	$2	$(46)	$(3)	$49
Common stock	195	—		—	(9)	10	1,652	—	(1,600)	—	248
Preferred stock	4	12	[c]	(18)[d]	—	—	30	—	—	—	28
Separate account assets	20,491	—		—	155	160	3,024	—	(1,757)	384	22,457
Total	$20,790	$53		$(63)	$123	$177	$4,722	$2	$(3,403)	$381	$22,782

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
(c)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(d)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.

58	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2018 (in millions):

					Total gains	Total gains
	Beginning	Transfers		Transfers	(losses)	(losses)				Ending
	Balance at	into		out of	included in	included in		Issuances		Balance at
	01/01/2018	Level 3		Level 3	Net Income	Surplus	Purchases	(Sales)	Settlements	12/31/2018
Bonds	$65	$75	[a]	$(38)[b]	$(8)	$7	$1	$(1)	$(1)	$100
Common stock	203	—		(9)[c]	33	(3)	1,039	(1,068)	—	195
Preferred stock	—	44	[d]	(40)[e]	—	—	—	—	—	4
Separate account assets	20,038	—		(176)[f]	55	451	2,214	(1,994)	(97)	20,491
Total	$20,306	$119		$(263)	$80	$455	$3,254	$(3,063)	$(98)	$20,790

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.
(c)	The Company transferred common stocks out of Level 3 due to the availability of observable market data used in the valuation of these securities.
(d)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(e)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.
(f)	The Company elected the NAV practical expedient for certain separate account assets that have been transferred out of Level 3.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2019 (in millions):

Fair	Weighted
Financial Instrument	Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Average
Fixed maturity securities:
ABS	$49	Discounted cash Flow	Discount rate	15.9%-17.0%	16.0%
Equity securities:
Common stock	$248	Market comparable	EBITDA multiple	7.9x-14.6x	11.7	x
Equity method	Book value multiple	1.0x	1.0	x
Market comparable	Credit analysis/market comparable	$15.96-$1,248.74	$489.63
Preferred stock	$28	Market comparable	EBITDA multiple	9.9x-11.8x	11.4	x
Separate account assets:
Real estate properties and real estate joint ventures	$22,457
Office properties	Income approach—discounted cash flow	Discount rate	5.5%-8.5%	6.6%
Terminal capitalization rate	4.0%-7.5%	5.5%
Income approach—direct capitalization	Overall capitalization rate	3.9%-7.0%	5.0%
Industrial properties	Income approach—discounted cash flow	Discount rate	5.3%-9.0%	6.7%
Terminal capitalization rate	4.3%-8.1%	5.5%
Income approach—direct capitalization	Overall capitalization rate	3.9%-7.4%	4.9%
Residential properties	Income approach—discounted cash flow	Discount rate	5.3%-7.8%	6.4%
Terminal capitalization rate	4.3%-6.8%	5.1%
Income approach—direct capitalization	Overall capitalization rate	3.8%-6.0%	4.6%
Retail properties	Income approach—discounted cash flow	Discount rate	5.3%-11.7%	6.6%
Terminal capitalization rate	4.8%-9.4%	5.4%
Income approach—direct capitalization	Overall capitalization rate	3.3%-11.0%	4.9%
Hotel properties	Income approach—discounted cash flow	Discount rate	10.0%-10.0%	10.0%
Terminal capitalization rate	7.8%-7.8%	7.8%
Income approach—direct capitalization	Overall capitalization rate	7.5%-7.5%	7.5%

TIAA Separate Account VA-1 ■ Statement of Additional Information	59

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

	Fair				Weighted
Financial Instrument	Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Average
Mortgage loans payable	$(2,615)
Office and industrial properties			Loan to value ratio	31.6%-59.5%	46.3%
		Discounted cash flow	Equivalency rate	3.1%-4.3%	3.4%
			Loan to value ratio	31.6%-59.5%	46.3%
		Net present value	Weighted average cost of capital risk premium multiple	1.2-1.5	1.3
Residential properties			Loan to value ratio	30.2%-69%	47.8%
		Discounted cash flow	Equivalency rate	3%-3.6%	3.3%
			Loan to value ratio	30.2%-69%	47.8%
		Net present value	Weighted average cost of capital risk premium multiple	1.2-1.7	1.3
Retail properties			Loan to value ratio	33.3%-63.3%	41.1%
		Discounted cash flow	Equivalency rate	3.3%-4%	3.5%
			Loan to value ratio	33.3%-63.3%	41.1%
		Net present value	Weighted average cost of capital risk premium multiple	1.2-1.5	1.3

Separate account real estate assets include the values of the related loan receivable in the table below.

	Fair				Weighted
Financial Instrument	Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Average
Loan receivable	$1,572
Office, retail and storage properties		Discounted cash flow	Loan to value ratio	31.7%-81.5%	72.5%
			Equivalency rate	3.2%-8.4%	6.0%

Additional Qualitative Information on Fair Valuation Process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

60	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2019
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$363	$—	$32	$—	$395	$636	$(241)	$—	$395	0.12%	0.13%
FHLB capital stock	104	—	—	—	104	82	22	—	104	0.03%	0.03%
On deposit with states	17	—	—	—	17	17	—	—	17	0.01%	0.01%
Pledged as collateral to FHLB (including assets backing funding agreements)	449	—	—	—	449	—	449	—	449	0.14%	0.14%
Pledged as collateral not captured in other categories	35	—	—	—	35	26	9	—	35	0.01%	0.01%
Other restricted assets	99	—	25	—	124	224	(100)	—	124	0.04%	0.04%
Total restricted assets	$1,067	$—	$57	$—	$1,124	$985	$139	$—	$1,124	0.35%	0.36%

	2018
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$562	$—	$74	$—	$636	$732	$(96)	$—	$636	0.21%	0.21%
FHLB capital stock	82	—	—	—	82	81	1	—	82	0.03%	0.03%
On deposit with states	17	—	—	—	17	18	(1)	—	17	0.01%	0.01%
Pledged as collateral not captured in other categories	26	—	—	—	26	332	(306)	—	26	0.01%	0.01%
Other restricted assets	70	—	154	—	224	42	182	—	224	0.07%	0.07%
Total restricted assets	$757	$—	$228	$—	$985	$1,205	$(220)	$—	$985	0.33%	0.33%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged and collateral pledged associated with forward loan purchase agreements.

The other restricted assets represents preferred stocks held within the general account for which the transfer of ownership was restricted by contractual requirements and real estate deposits held within separate accounts.

TIAA Separate Account VA-1 ■ Statement of Additional Information	61

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2019
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets
General Account:
Cash, cash equivalents and short-term investments	$868	$868	0.32%	0.32%
Securities lending collateral assets	363	363	0.13%	0.13%
Total General Account Collateral Assets	$1,231	$1,231	0.45%	0.45%
Separate Account:
Securities lending collateral assets	$32	$32	0.07%	0.07%
Total Separate Account Collateral Assets	$32	$32	0.07%	0.07%

	2019
	Amount	% of Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)	$1,231	0.53%
Recognized Obligation to Return Collateral Asset (Separate Account)	$32	0.07%

	2018
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets
General Account:
Cash, cash equivalents and short-term investments	$756	$756	0.28%	0.29%
Securities lending collateral assets	562	562	0.21%	0.21%
Total General Account Collateral Assets	$1,318	$1,318	0.49%	0.50%
Separate Account:
Securities lending collateral assets	$74	$74	0.19%	0.19%
Total Separate Account Collateral Assets	$74	$74	0.19%	0.19%

	2018
	Amount	% of Total Liabilities
Recognized Obligation to Return Collateral Assets (General Account)	$1,318	0.58%
Recognized Obligation to Return Collateral Asset (Separate Account)	$74	0.19%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

62	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2019 and 2018, counterparties pledged $908 million and $800 million, respectively, of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2019 and 2018, the Company pledged the following collateral and margin to its counterparties (in millions):

	December 31,
	2019	2018
Cash collateral and margin	$20	$11
Securities collateral and margin	$5	$5

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2019, is $876 million.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2019 and 2018 were $30 million and $9 million, respectively, for which the Company posted collateral of $20 million and $9 million, respectively, through the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swaps: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swaps: The Company enters into asset swap contracts to hedge against inflation risk associated with its U.S. Treasury Inflation Protected Securities (TIPS). The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the

TIAA Separate Account VA-1 ■ Statement of Additional Information	63

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swaps: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Commodity Forward Contracts: The Company enters into forward contracts to sell crude oil at a specified price on a specified future date in order to economically hedge against the effect of fluctuations in crude oil prices on certain equity investments held in its investment portfolio. The Company does not apply hedge accounting for these derivatives instruments.

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2019		December 31, 2018		December 31, 2017
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)
Foreign currency swap contract	$(19)	$(5)	$19	$(2)	$(21)	$6
Total qualifying hedge relationships	(19)	(5)	19	(2)	(21)	6

Non-qualifying hedge relationships
Commodity forwards	—	—	18	(24)	(18)	(40)
Foreign currency swaps	(17)	22	493	15	(544)	31
Foreign currency forwards	(71)	108	115	47	(161)	(132)
Interest rate contracts	8	—	1	—	(1)	—
Purchased credit default swaps	—	—	4	(1)	5	—
Total non-qualifying hedge relationships	$(80)	$130	$631	$37	$(719)	$(141)
Derivatives used for other than
hedging purposes	—	7	—	23	—	5
Total derivatives	$(99)	$132	$650	$58	$(740)	$(130)

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss. For the year ended December 31, 2019, there were no other-than-temporary impairment losses recorded for derivative positions.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series 25, 27, 29, 31 and 33 (DJ.NA.IG.25, DJ.NA.IG.27, DJ.NA.IG.29, DJ.NA.IG.31 and DJ.NA.IG.33, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series 27 and 31 (DJ.NA.HY.27 and DJ.NA.HY.31, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 35%-100%. The

64	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2019			December 31, 2018
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity
RSAT NAIC Designation
1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—
	Credit default swaps on indices	8,725	530	3	8,797	413	4
	Subtotal	8,725	530	3	8,797	413	4
2 High quality	Single name credit default swaps	—	—	—	5	—	3
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	5	—	3
3 Medium quality	Single name credit default swaps	—	—	—	—	—	—
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—
Total		$8,725	$530	—	$8,802	$413	—

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2019			December 31, 2018
Qualifying hedge relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Asset swaps	Assets	$1,210	$—	$(18)	$1,210	$—	$39
	Liabilities	—	—	—	—	—	—
Foreign currency swap contracts	Assets	274	9	11	124	6	2
	Liabilities	882	(32)	(26)	60	(9)	(12)
Total qualifying hedge relationships		$2,366	$(23)	$(33)	$1,394	$(3)	$29

Non-qualifying hedge relationships
Commodity forwards	Assets	$—	$—	$—	$—	$—	$—
	Liabilities	—	—	—	—	—	—
Interest rate contracts	Assets	116	12	12	116	4	4
	Liabilities	—	—	—	—	—	—
Foreign currency swaps	Assets	4,550	383	383	4,729	424	424
	Liabilities	2,451	(124)	(124)	2,200	(148)	(148)
Foreign currency forwards	Assets	789	13	13	1,676	48	48
	Liabilities	2,293	(40)	(40)	521	(4)	(4)
Purchased credit default swaps	Assets	—	—	—	3	—	—
	Liabilities	146	(3)	(3)	301	(3)	(3)
Total non-qualifying hedge relationships		$10,345	$241	$241	$9,546	$321	$321

TIAA Separate Account VA-1 ■ Statement of Additional Information	65

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

		Summary of Derivative Positions
		(in millions)
		December 31, 2019			December 31, 2018
Derivatives used for other than hedging purposes		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Written credit default swaps	Assets	$8,725	$378	$530	$8,797	$486	$413
	Liabilities	—	—	—	5	—	—
Asset swaps and total return swaps	Assets	10	—	—	10	—	—
	Liabilities	—	—	—	—	—	—
Total derivatives used for other than hedging purposes		$8,735	$378	$530	$8,812	$486	$413
Total derivatives		$21,446	$596	$738	$19,752	$804	$763

For the year ended December 31, 2019, the average fair value of derivatives used for other than hedging purposes, was $521 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

66	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2019	2018
TIAA Real Estate Account	$27,803	$26,181
TIAA Separate Account VA-3	13,239	9,935
TIAA Separate Account VA-1	1,112	928
TIAA Stable Value	1,673	1,245
Total	$43,827	$38,289

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$711	$—	$4,475	$5,186
Reserves
For accounts with assets at:
Fair value	$—	$—	$41,653	$41,653
Amortized cost	1,606	—	—	1,606
Total reserves	$1,606	$—	$41,653	$43,259
By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$1,606	$—	$—	$1,606
At fair value	—	—	41,653	41,653
Total reserves	$1,606	$—	$41,653	$43,259

*	Withdrawable at book value without adjustment or charge.

	2018
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$459	$—	$4,376	$4,835
Reserves
For accounts with assets at:
Fair value	$—	$—	$36,703	$36,703
Amortized cost	1,205	—	—	1,205
Total reserves	$1,205	$—	$36,703	$37,908
By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$1,205	$—	$—	$1,205
At fair value	—	—	36,703	36,703
Total reserves	$1,205	$—	$36,703	$37,908

*	Withdrawable at book value without adjustment or charge.

TIAA Separate Account VA-1 ■ Statement of Additional Information	67

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2017
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$460	$—	$4,547	$5,007
Reserves
For accounts with assets at:
Fair value	$—	$—	$36,388	$36,388
Amortized cost	932	—	—	932
Total reserves	$932	$—	$36,388	$37,320
By withdrawal characteristics:
Subject to discretionary withdrawal:
At book value without market value adjustment and with current surrender charge of 5% or less*	$932	$—	$—	$932
At fair value	—	—	36,388	36,388
Total reserves	$932	$—	$36,388	$37,320

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2019	2018	2017
Transfers reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$5,513	$5,124	$5,296
Transfers from separate accounts	(4,355)	(4,682)	(4,173)
Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,158	$442	$1,123

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2019	December 31, 2018
Deferred and payout annuity contracts issued after 2000	4,156	4,160

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and determined that its reserves are sufficient to meet its obligations.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2019 and 2018, the Company had $285 million and $320 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

68	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2019
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
At fair value	$—	$—	$24,890	$24,890	13.1%
At book value without adjustment (minimal or no charge or adjustment)	31,760	—	—	31,760	16.8%
Not subject to discretionary withdrawal	132,718	—	—	132,718	70.1%
Total (direct + assumed)	$164,478	$—	$24,890	$189,368	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$164,478	$—	$24,890	$189,368

	2018
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
At fair value	$—	$—	$22,649	$22,649	12.1%
At book value without adjustment (minimal or no charge or adjustment)	32,596	—	—	32,596	17.4%
Not subject to discretionary withdrawal	132,024	—	—	132,024	70.5%
Total (direct + assumed)	$164,620	$—	$22,649	$187,269	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$164,620	$—	$22,649	$187,269

	2019
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
At fair value	$—	$—	$16,750	$16,750	24.3%
At book value without adjustment (minimal or no charge or adjustment)	27,897	1,598	—	29,495	42.9%
Not subject to discretionary withdrawal	22,559	—	—	22,559	32.8%
Total (direct + assumed)	$50,456	$1,598	$16,750	$68,804	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$50,456	$1,598	$16,750	$68,804

TIAA Separate Account VA-1 ■ Statement of Additional Information	69

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2018
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
At fair value	$—	$—	$14,042	$14,042	22.9%
At book value without adjustment (minimal or no charge or adjustment)	24,969	1,200	—	26,169	42.6%
Not subject to discretionary withdrawal	21,222	—	—	21,222	34.5%
Total (direct + assumed)	$46,191	$1,200	$14,042	$61,433	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$46,191	$1,200	$14,042	$61,433

	2019
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
At fair value	$—	$—	$14	$14	0.8%
At book value without adjustment (minimal or no charge or adjustment)	1,140	7	—	1,147	70.8%
Not subject to discretionary withdrawal	460	—	—	460	28.4%
Total (direct + assumed)	$1,600	$7	$14	$1,621	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$1,600	$7	$14	$1,621

	2018
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
At fair value	$—	$—	$12	$12	1.1%
At book value without adjustment (minimal or no charge or adjustment)	1,105	5	—	1,110	98.9%
Not subject to discretionary withdrawal	—	—	—	—	—%
Total (direct + assumed)	$1,105	$5	$12	$1,122	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$1,105	$5	$12	$1,122

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to TIAA, FSB (“the Bank”) and VA-1. Additionally, effective December 26, 2016, the Company entered into a General Service and Facilities Agreements with Nuveen, LLC, for the Company to provide and receive general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,002 million, $2,122 million and $1,924 million to its various subsidiaries and affiliates for the years ended December 31, 2019, 2018 and 2017, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, Investment Management Agreement between CREF and TCIM, and a Principal

70	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF, TCIM, and TC Services. The Company collects the investment management and distribution expense reimbursements from CREF and then remits those payments to TCIM and TC Services. The administration expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF. The expense reimbursements under The CREF Agreements and the equivalent expenses, amounted to approximately $667 million, $731 million, and $808 million for the years ended December 31, 2019, 2018 and 2017, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuities issued by the Company. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and nonproprietary mutual funds. Such activities performed by TC Services are on a cost reimbursement basis. The Company paid $259 million, $190 million and $154 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Effective February 2019, the Company renewed a General Service Agreement whereby the Company provides general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $105 million, $109 million, and $86M for the years ended December 31, 2019, 2018, and 2017, respectively.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, and TC Services distribute variable annuity contracts for VA-1, REA and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

January 1, 2018, the Company entered into Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. The Company paid $215 million and $219 million to Advisors and $219 million and $203 million to Nuveen Alternatives Advisers, LLC, for the years ended December 31, 2019 and 2018, respectively.

January 1, 2018, the Company entered into an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for the years ended December 31, 2019 and 2018, respectively.

Effective January 1, 2019, the Company entered into a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $15 million to Nuveen Services, LLC for the year ended December 31, 2019.

All services necessary for the operation of the TIAA Real Estate Separate Account (“REA”) are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $150 million, $141 million, and $157 million for the periods ended December 31, 2019, 2018 and 2017, respectively.

Effective February 2018, the Company entered into a Service Agreement with the Bank, whereby the Bank provides general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $11 million and $6 million to the Bank for the years ended December 31, 2019 and 2018, respectively.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2019 and 2018, the Company held $734 million and $825 million of residential mortgage loans serviced by the Bank, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

TIAA Separate Account VA-1 ■ Statement of Additional Information	71

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2019 or December 31, 2018.

Components of the net deferred tax asset/(liability) are as follows (in millions):

		12/31/2019			12/31/2018			Change
		(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a)	Gross deferred tax assets	$6,009	$271	$6,280	$6,115	$391	$6,506	$(106)	$(120)	$(226)
b)	Statutory valuation allowance	—	—	—	—	—	—	—	—	—
c)	Adjusted gross deferred tax assets (a–b)	6,009	271	6,280	6,115	391	6,506	(106)	(120)	(226)
d)	Deferred tax assets non-admitted	2,847	—	2,847	3,135	—	3,135	(288)	—	(288)
e)	Subtotal net admitted deferred tax asset (c-d)	3,162	271	3,433	2,980	391	3,371	182	(120)	62
f)	Deferred tax liabilities	545	482	1,027	499	470	969	46	12	58
g)	Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$2,617	$(211)	$2,406	$2,481	$(79)	$2,402	$136	$(132)	$4

		12/31/2019			12/31/2018			Change
		(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission calculation components SSAP No. 101
a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b)	Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation. (The lesser of (b)1 and (b)2 below)	2,346	60	2,406	2,365	37	2,402	(19)	23	4
1.	Adjusted gross DTA expected to be realized following the balance sheet date	2,346	60	2,406	2,365	37	2,402	(19)	23	4
2.	Adjusted gross DTA allowed per limitation threshold	XXX	XXX	5,466	XXX	XXX	5,355	XXX	XXX	111
c)	Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	816	211	1,027	615	354	969	201	(143)	58
d)	DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,162	$271	$3,433	$2,980	$391	$3,371	$182	$(120)	$62

	2019	2018
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount	930%	828%
Amount Of Adjusted Capital And Surplus Used To Determine The Threshold Limitation In (b)2 Above (in millions)	$36,441	$35,697

	12/31/2019		12/31/2018		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital
Impact of Tax Planning Strategies: (in millions)
Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage
Adjusted gross DTAs amount from above	$6,009	$271	$6,115	$391	$(106)	$(120)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs amount from above	$3,162	$271	$2,980	$391	$182	$(120)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	10.34%	—%	—%	—%	10.34%	—%

72	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

The Company does not have tax-planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components (in millions):

	2019	2018	2017
Current Income Tax:
Federal income tax expense (benefit)	$(189)	$(330)	$(698)
Foreign taxes	—	—	—
Subtotal	$(189)	$(330)	$(698)
Federal income taxes expense on net capital gains	204	431	619
Generation/(utilization) of loss carry-forwards	(15)	(101)	79
Intercompany tax sharing expense/(benefit)	(2)	(6)	11
Other	19	(17)	(15)
Federal and foreign income tax expense/(benefit)	$17	$(23)	$(4)

	12/31/2019	12/31/2018	Change
Deferred Tax Assets:
Ordinary:
Policyholder reserves	$582	$572	$10
Investments	608	600	8
Policyholder dividends accrual	397	395	2
Fixed assets	202	188	14
Compensation and benefits accrual	285	300	(15)
Net operating loss carry-forward	675	661	14
Other (including items < 5% of total ordinary tax assets)	551	510	41
Intangible assets – business in force and software	2,709	2,889	(180)
Subtotal	$6,009	$6,115	$(106)
Statutory valuation allowance adjustment	$—	$—	$—
Non-admitted	2,847	3,135	(288)
Admitted ordinary deferred tax assets	$3,162	$2,980	$182
Capital:
Investments	$251	$371	$(120)
Real estate	20	20	—
Subtotal	$271	$391	$(120)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	—	—	—
Admitted capital deferred tax assets	271	391	(120)
Admitted deferred tax assets	$3,433	$3,371	$62

	12/31/2019	12/31/2018	Change
Deferred Tax Liabilities:
Ordinary:
Investments	$235	$138	$97
Reserves transition adjustment	307	359	(52)
Other (including items < 5% of total ordinary tax liabilities)	3	2	1
Subtotal	$545	$499	$46
Capital:
Investments	482	470	12
Subtotal	$482	$470	$12
Deferred tax liabilities	$1,027	$969	$58
Net Deferred Tax:
Assets/Liabilities	$2,406	$2,402	$4

TIAA Separate Account VA-1 ■ Statement of Additional Information	73

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2019 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$387	21.00%
Dividends received deduction	(80)	(4.35)%
Amortization of interest maintenance reserve	(56)	(3.04)%
Statutory impairment of affiliated common stock	41	2.23%
Current year deferred only adjustments	(36)	(1.95)%
Tax effect of change in net unrealized capital gains & losses	58	3.15%
Other	(13)	(0.68)%
Total statutory income taxes	$301	16.36%
Federal and foreign income tax incurred—Ordinary	$17	0.94%
Federal and foreign income tax incurred—Capital	—	—%
Change in net deferred income tax charge (benefit)	284	15.42%
Total statutory income taxes	$301	16.36%

As of December 31, 2019, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Operating Loss	Year of Expiration
2008	$451	2023
2012	1,267	2027
2014	357	2029
2015	860	2030
2016	1	2031
2017	275	2032
2018	2	Indefinite
Total	$3,213

As of December 31, 2019, the Company has foreign tax credit carry forwards with expiration dates through the year 2029 (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2015	$5	2025
2018	2	2028
2019	3	2029
Total	$10

Due to the Tax Cuts and Jobs Act, carryback of NOLs generated after December 31,2017 are disallowed. Consequentially, ordinary income tax paid in year 2017 and prior may not be recouped in the event of future net losses. There was no tax expense for 2017 through 2019 that is available for recoupment.

At December 31, 2019, and 2018, the Company has no capital loss carry forwards.

At December 31, 2019, the Company has general business credits of $32 million generated during the years 2004 to 2018 and expiring between 2024 to 2038.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

74	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) EverTrade Direct Brokerage, Inc.

7) GreenWood Resources, Inc.

8) JWL Properties, Inc.

9) MyVest Corporation

10) ND Properties, Inc.

11) NIS/R&T, Inc.*

12) Nuveen Holdings, Inc.*

13) Nuveen Holdings I, Inc.*

14) Nuveen Investments, Inc.*

15) Nuveen Investments Holdings, Inc.*

16) Nuveen Securities, LLC*

17) Oleum Holding Company, Inc.

18) T-C Europe Holding, Inc.

19) T-C SP, Inc.

20) T-Investment Properties Corp.

21) Teachers Personal Investors Services, Inc.

22) Terra Land Company

23) TIAA-CREF Life Insurance Company

24) TIAA Board of Overseers

25) TIAA-CREF Tuition Financing, Inc.

26) TIAA Commercial Finance, Inc.

27) TIAA FSB Holdings, Inc.

28) TIAA, FSB

29) Tygris Asset Finance, Inc.

30) Tygris Commercial Finance Group, Inc.

31) Westchester Group Asset Management, Inc.

32) Westchester Group Farm Management, Inc.

33) Westchester Group Investment Management Holding Company, Inc.

34) Westchester Group Investment Management, Inc.

35) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings I, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings I, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable from (payable to) the Company’s subsidiaries for federal income taxes are ($14) million and ($45) million at December 31, 2019 and 2018, respectively.

The Company’s tax years 2014 through 2018 are open to examination by the Internal Revenue Service (“IRS”). As of December 31, 2019, the Company had no repatriation transition tax liability.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution money purchase plan covering substantially all employees, including employees of Nuveen Services, LLC and TIAA, FSB. All employee plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The statements of operations include contributions to the plan of approximately $58 million, $53 million and $58 million for the years ended December 31, 2019, 2018 and 2017, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

TIAA Separate Account VA-1 ■ Statement of Additional Information	75

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company previously provided pension benefits through an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees. The SERP provided an annual retirement benefit payable at normal retirement. The obligations of the Company under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

		SERP
	2019	2018	2017
Benefit obligation	$38	$37	$41
Net period benefit cost	$2	$2	$2

In addition to the defined contribution plan and SERP, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The benefit obligation and net periodic benefit cost of this plan for the years ended December 31, are as follows (in millions):

	Post-retirement Benefits
	2019	2018	2017
Benefit obligation	$75	$74	$102
Net period benefit cost	$(1)	$2	$1

Note 18—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained a necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2019 and 2018, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2019 and 2018 that resulted in default.

As of December 31, 2019 and 2018, the Company had no outstanding repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2019, the estimated fair value of the Company’s securities on loan under the program was $355 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2019, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $363 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2019.

Of the cash collateral received from the program, $363 million is held as cash as of December 31, 2019. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$363	$363
Total collateral reinvested	$363	$363

76	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

As of December 31, 2018 the estimated fair value of the Company’s securities on loan under the program was $548 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2018, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $562 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2018.

Of the cash collateral received from the program, $392 million was held as cash as of December 31, 2018, with the remaining $170 million invested in overnight Treasury reverse repurchase agreements. Thus, the collateral was liquid and could have been returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows (in millions):

	Amortized Cost	Fair Value
Open	$392	$392
30 Days or less	170	170
Total collateral reinvested	$562	$562

Note 19—Federal Home Loan Bank of New York membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“Advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $15,780 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held as of December 31, (in millions):

	2019			2018
		General	Separate		General	Separate
	Total	Account	Account	Total	Account	Account
Membership stock—class A	$—	$—	$—	$—	$—	$—
Membership stock—class B	84	84	—	82	82	—
Activity stock	21	21	—	—	—	—
Excess stock	—	—	—	—	—	—
Total	$105	$105	$—	$82	$82	$—

Membership stock at December 31, 2019 and 2018, is not eligible for redemption.

The Company had $460 million in funding agreements outstanding at December 31, 2019. No borrowings or funding agreements were outstanding as of December 31, 2018.

The following table shows the maximum collateral pledged to FHLBNY during the year ending December 31, (in millions):

	2019			2018
			Amount Borrowed			Amount Borrowed
	Fair	Carrying	at Time of Maximum	Fair	Carrying	at Time of Maximum
	Value	Value	Collateral	Value	Value	Collateral
General account	$1,375	$1,333	$1,285	$1,390	$1,359	$1,300
Separate account	—	—	—	—	—	—
Total	$1,375	$1,333	$1,285	$1,390	$1,359	$1,300

The following table shows the maximum borrowing from FHLBNY during the year ending December 31, (in millions):

	2019			2018
		General			General
	Total	Account	Separate Account	Total	Account	Separate Account
Debt	$1,285	$1,285	$—	$1,300	$1,300	$—
Funding agreements	—	—	—	—	—	—
Other	—	—	—	—	—	—
Total	$1,285	$1,285	$—	$1,300	$1,300	$—

TIAA Separate Account VA-1 ■ Statement of Additional Information	77

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2019	2018	2017
Change in net unrealized capital gains (losses)	$118	$(359)	1,070
Change in asset valuation reserve	(1,063)	129	(1,221)
Change in net deferred income tax	(284)	(147)	(4,554)
Change in non-admitted assets	365	708	3,402
Change in post-retirement benefit liability	(8)	7	(5)

As of December 31, 2019 and 2018, the portion of contingency reserves represented by cumulative net unrealized gains was $2,616 million and $2,498 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 8, 2017, the Company issued surplus notes in an aggregate principal amount of $2,000 million. The notes bear interest at an annual rate of 4.270%, and have a maturity date of May 15, 2047. Proceeds from the issuance of the notes were $1,994 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

In May 2017, the Company completed a tender offer in which it extinguished $950 million principal of its 6.850% surplus notes issued on December 16, 2009 and due to mature on December 16, 2039. The 2017 interest paid was $26 million and total interest paid was $481 million on the tendered notes. The Company paid a premium of $373 million due to the early redemption of these surplus notes which is reported in net operating expenses.

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2019 (in millions):

					Principal
					and / or
		Par Value			Interest Paid
	Interest	(Face Amount	Carrying Value	Interest Paid	Inception to	Date of
Date Issued	Rate	of Notes)	of Note	Year to Date	Date	Maturity
12/16/2009	6.850%	$1,050	$1,049	$72	$719	12/16/2039
09/18/2014	4.900%	1,650	1,649	81	404	09/15/2044
09/18/2014	4.375%*	350	349	15	76	09/15/2054
05/08/2017	4.270%	2,000	1,994	85	215	05/15/2047
Total		$5,050	$5,041	$253	$1,414

*	The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department

78	Statement of Additional Information ■ TIAA Separate Account VA-1

continued

determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 21—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2019, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2019, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2019.

The Company has agreed that it will cause TIAA Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2019, is $1,367 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

Related to the 2014 acquisition of Nuveen Investments, Inc., Nuveen Finance, the Acquirer and an indirectly owned subsidiary of TIAA, recorded contingent purchase related liabilities which were payable based upon contractual terms during 2017 and 2018. The Company had agreed to fund these obligations in the event required payments to Windy City Investments Holdings, L.L.C. (“WCLLC”), the seller of Nuveen Investments, Inc., are not made by Nuveen Finance. Nuveen Finance paid $112 million of the liability during 2018, resulting in no remaining liability as of December 31, 2018. The $112 million payment was related to an earn-out which had the potential to be up to $278 million, pursuant to the terms of the Purchase and Sale Agreement, as amended. Subsequent to the earn-out payment, WCLLC filed a complaint in the Court of Chancery of the State of Delaware that generally alleges, among other things, that Nuveen, LLC improperly calculated the earn-out amount. Nuveen, LLC intends to defend against this lawsuit vigorously, but is unable to predict the outcome of this lawsuit or reasonably estimate a range of possible loss.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Life. $30 million of this facility is maintained on a committed basis with an expiration date of July 6, 2020. As of December 31, 2019, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2019, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,000 million committed credit facility maintained with a group of banks.

TIAA Separate Account VA-1 ■ Statement of Additional Information	79

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company also provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with the Bank. This line has an expiration date of September 9, 2020. As of December 31, 2019, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 27, 2020. As of December 31, 2019, there were no balances outstanding.

The Company provided a $23 million committed line of credit arrangement with TIAA Charitable, Inc. Effective September 20, 2019, the credit agreement was terminated, and all outstanding amounts advanced under the credit agreement through September 20, 2019, were forgiven.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2019, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 22—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2020, the date the financial statements were available to be issued.

As of March 11, 2020, sufficient information is not available to adequately evaluate the short-term or long-term impact to the Company as a result of the economic and market activities associated with the 2020 outbreak of COVID-19 (“Coronavirus”).

80	Statement of Additional Information ■ TIAA Separate Account VA-1

Appendix A
TIAA policy statement on responsible investing

Preamble

I. Purpose and applicability

The purpose of the seventh edition of the TIAA Policy Statement on Responsible Investing (“Policy Statement”) is to publicly express our commitment to responsible investing (RI), highlight the benefits RI approaches bring to our clients and outline the key activities we use to put our aspiration into action. This document also serves to communicate the expectations that Teachers Insurance and Annuity Association of America (“TIAA”) and College Retirement Equities Fund (“CREF”), TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (and together with CREF, TCF and TCLF, the “TIAA-CREF Fund Complex”) have for the environmental, social and corporate governance (ESG) policies and practices of their respective investment portfolios.

Previous versions of our Policy Statement, whose first edition was published in 1993, focused on publicly traded operating companies. Due to its increasing relevance across all asset classes, including real estate, private markets, and real assets, our RI commitment and program has expanded over time. Recognizing that implementation will vary across asset classes, we strive to extend and connect our core RI principles across our portfolios.

II. Why we focus on responsible investing

Since 1970, TIAA has been a leader in what we now call responsible investing, a constantly evolving discipline that incorporates the consideration of environmental, social and governance (ESG) factors into investment research, due diligence, portfolio construction and ongoing monitoring.

Our participants and clients expect us to be good stewards of their investments as we help them achieve financial well-being at all stages of life. We seek to implement a set of principles that support well-functioning markets in order to preserve financial, social and environmental capital. We believe this philosophy and our approach contributes to long-term performance and helps reduce risk in our investments.

Specifically, we aim to promote good governance practices and monitor issues that may affect a company’s ability to create long-term, sustainable value. To ensure that investors have a broad range of information about the effects of their investments on key stakeholders, we encourage the substantive consideration of a broader stakeholder lens, including customers, employees, suppliers and the larger community.

We are proud of the leadership role we have played for decades and of our track record of achieving beneficial outcomes related to ESG practices throughout the investment value chain. We believe that by driving transparency, innovation and global adoption of RI best practices across all asset classes, we have the opportunity to provide enduring benefits for portfolio companies, investors, society, our communities and the planet. We have spearheaded efforts to systematically integrate material ESG and sustainability factors into the investment decision process and going forward we expect our conviction and approaches to responsible investing to continue to evolve and take new forms.

Responsible investing program

I. Oversight

The TIAA and TIAA-CREF Funds Boards have delegated oversight of the TIAA-CREF Fund Complex and TIAA General Account’s responsible investing program, including management’s role in developing and implementing core programmatic activities, to the TIAA and TIAA-CREF Fund Complex Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA Board and the Boards of the TIAA-CREF Fund Complex that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

The RI program is administered by the Nuveen Responsible Investing team (“RI team”). Nuveen is the investment management arm of TIAA. The RI team works collaboratively with investment management colleagues throughout Nuveen and key stakeholders within TIAA to continuously enhance and advance the investment activity of TIAA and the TIAA-CREF Fund Complex’s activities across asset classes.

The program activities and core principles of the responsible investing program may be inapplicable in some cases, depending on company type, underlying assets, and local market regulations. While specific activities and principles are most relevant to publicly traded operating companies, the spirit of the included policies can be applied to all companies in which TIAA invests throughout the world, and, to the extent practicable, also guide TIAA’s internal governance practices.

TIAA Separate Account VA-1  ■  Statement of Additional Information     81

II. Program activities

As global institutional investors, we believe that responsible investing provides enduring benefits for our clients and our communities. We believe responsible business practices lower risk, improve financial performance and drive positive social and environmental outcomes.

We implement our RI commitment through activities underlying a set of core principles across Nuveen: (1) engagement, (2) ESG integration and (3) driving positive impact across our portfolios. While each of our investment affiliates takes a unique investment approach to pursuing competitive risk-adjusted returns on behalf of its clients, we believe that our core principles are increasingly relevant and applicable across all asset classes. Our principles will continue to evolve over time to ensure alignment with market trends and business needs.

III. Core principles

(1) Engagement

Engaging with management and boards of directors of public and private companies to improve their ESG performance is in our clients’ economic interest. Individually and in collaboration with other investors, we use our influence, relationships and formal channels to address issues and engage in public policy discussions that may affect the sustainability of long-term profits.

Through constructive dialogue with regulators, public policy makers and other industry bodies, we help enable responsible investment globally. Advocating for relevant, consistent and comparable ESG disclosure from companies and other investees supports informed investment decisions. By prioritizing this transparency, we strive to fill the existing information gap that can otherwise hinder rigorous investment analysis.

Our key engagement activities include:

• Proxy voting: We execute thoughtful, case-by-case voting on management and shareholder proposals for publicly traded companies.

• Dialogue: We engage in direct and constructive dialogue with CEOs, senior management, boards of directors, tenants and operators as well as other appropriate stakeholders to promote value-enhancing outcomes through encouraging relevant ESG disclosure and adoption of best practices.

• Targeted initiatives: We aim to drive measureable outcomes with company, industry, thematic and country-specific initiatives.

• Market initiatives: We collaborate with peers, interdisciplinary experts and industry stakeholders to create best practices and drive more effective outcomes.

• Policy influence: We actively help to shape legislation, public policy and global standards related to RI best practices.

We are fundamentally committed to engaging with issuers. In our experience, long-term engagement is the most effective and appropriate means of promoting responsible behavior. As a matter of general investment policy, we may consider divesting or underweighting an investment from our accounts in cases where we conclude that the financial or reputational risks from an issuer’s policies or activities are so great that continued investment is no longer prudent. In the rarest of circumstances and consistent with the policies outlined below, we may, as a last resort, consider divesting from issuers we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as an investor and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio holdings or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA an optimal strategy for changing the policies and practices of issuers we invest in, nor is it the best means to produce long-term value for our participants and shareholders.

(2) ESG Integration

Environmental, social and governance (ESG) information provides an additional lens to use when assessing company and issuer performance beyond traditional financial analysis. Continuing improvements in the quality, disclosure and accessibility of ESG information have enabled greater applications for incorporation into investment portfolios.

We believe that the consideration of relevant ESG factors in investment analysis, due diligence and portfolio construction can enhance long-term investment value and manage downside risk. Through ESG integration, we seek to expand our investment research and portfolio construction lens to include ESG risks, opportunities and megatrends that can inform investment decision-making. The ability to accurately forecast long-term industry and issuer trends also requires an understanding of relevant ESG factors and their potential impact.

Our ESG integration activities, implemented in partnership with our investment teams, focus on building out the financial relevance of material ESG themes and factors, and facilitating systematic access to and uptake of quality ESG information in the investment process. In a mutually reinforcing manner, market-related insights gained through our engagement activities

82     Statement of Additional Information  ■  TIAA Separate Account VA-1

provide our analysts and portfolio managers with additional information for decision making at the security, sector and portfolio management levels.

(3) Impact

We believe that all investments have impacts on society and the environment. We aim to assess these effects and, where possible, promote the positive and mitigate the negative. Across asset classes, a growing number of opportunities exist for pursuing specific, positive and measureable social and environmental results while delivering robust long-term financial returns. We are dedicated to identifying such opportunities and measuring the impact of those investments.

Environmental, social and governance issues

I. Introduction

As investors, we believe that issuers should demonstrate that they have carefully considered the strategic implications of relevant environmental, social and governance (ESG) issues on long-term performance. In our view, issuers that exercise diligence in their consideration of ESG issues are more competitive and can take better advantage of operational efficiencies, advance product innovation and reduce reputational risk. Failure to proactively address these issues can negatively affect individual businesses, investor returns and the market as a whole.

As a matter of good governance, we believe that issuers should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Therefore, we believe that issuers should apply a broader stakeholder lens when analyzing the key decisions they face in sustaining their own competitiveness, relevance, and growth potential: the environment, customers, employees and suppliers, and communities.

The sections below detail specific environmental, social and governance recommendations for publicly traded operating companies, but we encourage other issuers to assess how these topics are relevant for their specific contexts.

II. Business ethics, transparency and accountability

Corporate governance practices that promote accountability and transparency create a framework to ensure companies operate in an ethical manner. Ethical business practices can mitigate against fraud, breaches of integrity, and abuses of authority, and can reduce a company’s overall risk profile. Ethics, transparency and accountability are relevant across all geographies, industries and asset classes and enable investors, creditors and other stakeholders to effectively evaluate corporate behavior that can impact company performance.

Risk: Failure by boards and management to be accountable for their actions and transparent with their strategic decisions can negatively impact investors. As investors and other stakeholders begin demanding a deeper understanding of the factors that influence board decision making, companies must provide adequate disclosure to ensure that mechanisms are in place to promote accountability and maintain the appropriate checks and balances.

Opportunity: We believe that board quality and shareholder accountability can positively impact firm performance. Additionally, markets tend to give higher valuations to firms that are more transparent with investors. We believe that robust corporate governance practices ensure board and management accountability, sustain a culture of integrity, and safeguard our rights as investors.

Board of directors

Investors rely primarily on a corporation’s board of directors to fulfill a fiduciary duty to protect their assets and ensure they receive an appropriate return on investment. Boards are responsible for setting the ethical tone and culture for the company, assuring the corporation’s financial integrity, developing compensation and succession planning policies, and ensuring management accountability.

Board structure and operation

We believe that boards should establish a structure that credibly demonstrates effective oversight of management, while also ensuring efficient use of the board’s time and resources. Boards should explain how the selected structure aligns with the company’s strategy, and disclose and enforce a meaningful set of governance principles.

• Board Leadership. We believe that the separation of CEO and chair or appointment of a lead independent director is appropriate in order to ensure independent oversight. When the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure it provides an appropriate counterbalance to the CEO/chair.

• Board Committees. Boards should establish at least three primary standing committees: an audit committee, a compensation committee and a nominating and governance committee. Each committee should be composed exclusively of independent directors to mitigate any perceived conflicts of interest. In addition to the three primary standing committees, boards should also establish additional committees as needed to fulfill their duties.

TIAA Separate Account VA-1  ■  Statement of Additional Information     83

• CEO Selection, Evaluation and Succession Planning. Management is entrusted with acting in the best interests of shareholders and ensuring the company operates in an ethical manner. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and disclose the succession planning process generally.

• Board Evaluation. A board should conduct an annual evaluation of its performance and that of its key committees and disclose the process in general terms. We expect the board evaluation process to be robust, identifying both quantitative and qualitative factors of board structure and dynamics, as well as individual director skills and experience and how they support the strategy of the company.

• Director Compensation. Directors should have a direct, personal and meaningful investment in the company. We believe this helps align board members’ interests with those of shareholders.

Board quality

Boards must hold themselves to ethical standards and professional behavior of the highest quality. A high-quality board effectively oversees the management of material risks to ensure long-term sustainable shareholder value creation. We view the following as key indicators of board quality:

• Independence. The board should be composed of a substantial majority of independent directors to ensure the protection of shareholders’ interests. The definition of independence should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

• Skills and Qualifications. Boards should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. Companies should provide disclosure concerning how the board’s collective expertise aligns with the company’s strategic direction and effective oversight of management. Board composition should be reviewed annually to ensure alignment with a company’s strategy.

• Board Refreshment. Boards that have not added new members for several years may become complacent and can pose risks to long-term performance and effective oversight of management. Additionally, many international governance codes view excessive director tenure as a factor that could compromise independence. Although we do not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement or tenure policy that can contribute to board stability, vitality and renewal.

• Board Diversity and Inclusion. Boards require a diverse range of skills and experiences to fulfill their strategy and oversight responsibilities. In addition to relevant skills and expertise, board nomination policies and refreshment practices should take into account the board’s composition in terms of gender, race, ethnicity and age. Boardroom culture should ensure that those diverse voices are proactively sought and valued, providing a counterbalance to potential board entrenchment and groupthink. Enrichment practices such as director training and rotating board leadership provide mechanisms that help foster inclusivity in the boardroom.

Shareholder rights

As providers of capital, shareholders are entitled to certain basic rights that should govern the conduct of every company to ensure accountability of the board and well-functioning markets. We believe that robust shareholder rights are the foundation of a company’s overall approach to corporate governance, and, in turn, shareholders have a duty to exercise their rights responsibly.

• One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

• Director Election Process. A publicly traded operating company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

• Fair and Transparent Vote Process. The board should not impose supermajority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. The board should not combine or bundle disparate issues and present them for a single vote. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. Shareholders should have the ability to confirm that their votes have been received and tabulated.

• Bylaw and Charter Amendments. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We believe that antitakeover measures should be limited by reasonable expiration periods.

84     Statement of Additional Information  ■  TIAA Separate Account VA-1

• Proxy Access. Shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or, absent such law, if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

• IPO Governance. When companies access the public markets for capital, they should adopt governance provisions that protect shareholders’ rights equally. Practices that compromise accountability to shareholders include classified boards, plurality vote standards, multi-class equity structures with unequal voting rights, and supermajority vote requirements. Newly public companies that have these provisions should commit to review their governance practices over a reasonable period of time.

Executive compensation

Executive compensation should be used as a tool to drive and reward long-term sustainable value creation while also attracting and retaining top talent. We expect boards of directors, who are in the best position to take all of the relevant factors into consideration, to establish executive compensation programs that appropriately incentivize executive management.

Compensation philosophy

We are mindful that each company’s situation is unique, and encourage boards to craft compensation programs that are appropriately tailored to the company’s business strategy. Compensation plans should generally:

• Be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company

• Align interests of directors and executives with interests of shareholders, such as through minimum stock ownership requirements and minimum vesting requirements and holding periods for equity-based plans that are commensurate with pay level and seniority

• Objectively link to appropriate company-specific metrics that drive long-term sustainable value

• Ensure employment contracts (if in place) balance the need to attract and retain executives with the obligation to avoid exposing the company to liability and unintended costs, especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a for-cause termination

• Establish policies to recoup, or claw back, variable compensation paid to senior executives for fraudulent activities, defective financial reporting, and creating undue reputational risk

• Prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders (for equity-based plans)

• Prohibit executives from hedging or otherwise reducing their exposure to changes in the company’s stock price, and contain policies governing the pledging of company stock, including the process used by the board to oversee related risks

Pay disclosure

A company’s disclosure should clearly articulate the rationale for incentives created by the compensation program and how it aligns with long-term strategy in order to mitigate compensation-related risks. In particular, disclosure should include:

• Performance metrics, weights and targets, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value

• The rationale for peer group selection, including differences between the company peers used for strategic and business purposes versus the group used for compensation decisions

• Non-GAAP financial performance measures alongside their GAAP counterparts with an explanation of why non-GAAP measures better capture and incentivize long-term performance

• Employment contracts and tax gross-up arrangements

• Explanations of any inconsistencies in compensation decisions with these guidelines and generally accepted practices

• Rationale for any significant changes to the compensation program from year to year, including special one-off awards, changes to peer group selection, performance metrics, and award vehicles

The principles described above form a foundation that enables investors and creditors to hold companies accountable for their impact on key stakeholders, as described in the following sections: the environment, customers, employees and suppliers, and communities.

III. Environment

Environmental sustainability is a critical strategic issue for businesses across sectors. How well a company manages its impacts on the natural environment can support longer-term sustainable growth, or present unmitigated costs and risks. As investors, it is imperative that we weigh certain material risks and opportunities related to two areas: climate change and

TIAA Separate Account VA-1  ■  Statement of Additional Information     85

natural resource management. The extent to which these risks and opportunities are material to company performance varies by sector, industry and geography.

Climate change

Scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. We support measures that mitigate the risks associated with climate change and provide greater market certainty regarding the transition to a sustainable, low-carbon economy.

Risks: Climate change poses long-term risks to investments that should be assessed and mitigated. Risks fall into two primary categories, as outlined within the Task Force on Climate Related Financial Disclosure (TCFD):

• Physical risk: Assets are exposed to physical risks related to specific events or longer-term shifts in climate patterns, such as changes in rainfall patterns, rising sea levels, or increased frequency of extreme weather events. While real assets such as farmland, timber, real estate, energy and infrastructure are particularly vulnerable to this type of risk, a much broader spectrum of businesses may be exposed depending on the location of their physical property. Health risks due to malnutrition, mortality, and population migration may also contribute to physical risk of climate change.

• Transition risk: Transitioning to a low-carbon economy may entail extensive policy, legal, regulatory, technology and market changes to mitigate and adapt to climate change. Depending on the nature, speed and focus of these changes, transition risks may pose varying levels of financial and reputational risk to organizations and, by definition, also to their investors. While transition risk is relevant across sectors, it is likely to be especially severe for carbon-intensive industries.

Opportunities: Companies that proactively plan for climate risks in business strategy may be better able to manage and support a transition to a low-carbon economy that may include increased energy costs, shifts in consumer demand, and greater regulatory requirements, while avoiding stakeholder concern and reputational risk. Businesses and projects may be able to capture cost savings associated with increased energy efficiency. Across sectors, these can present attractive opportunities for investors to participate in supporting this transition.

Natural resources

Rising populations and consumption levels are putting increased pressure on natural resources including fertile land, forests, clean air and water. Resource scarcity and ecosystem degradation pose several types of risks to businesses, while efficient use of natural resources may provide opportunities for cost savings and the introduction of new products or services. Sustainable stewardship of natural assets such as farmland and timberland safeguards long-term investments.

Risks: Companies that do not proactively manage risks related to water scarcity, biodiversity, land use, waste, and pollution may face financial impacts related to their licenses to operate, higher cost of raw materials or inputs, regulatory compliance costs, litigation from affected stakeholders (e.g., communities and landowners), and reputational risk. For example, companies in the agriculture, energy and mining sectors tend to have operations that are dependent on fragile land and ocean ecosystems and that can lead to harmful environmental pollution. Such companies need to be cognizant of how their operations affect and draw on natural resources to manage these risks.

Opportunities: Proactive strategies for improving natural resource efficiency can lead to cost savings for businesses and environmental benefits, which may better position companies with regulators, communities, customers and other stakeholders. A wide range of companies can benefit from technologies and solutions that minimize natural resources and toxic materials used, and the waste and pollutants generated, in production processes. Sustainable practices in the management of forestry, farmland and real estate can also enhance biodiversity while contributing to long-term investment success.

Recommended actions related to the environment

• Company management should assess material climate-related risks and resource efficiency in operations, production processes, and supply chain management, and should publicly disclose relevant data related to both. Companies that are especially exposed to physical or transition risk should disclose the results of forward-looking climate risk scenario analysis, such as a scenario in which global average temperature rise is limited to two degrees Celsius or less above pre-industrial levels. Disclosure should capture how climate change may impact the company’s long term business outlook, strategic planning and capital allocation decisions. All companies should also consider setting targets for reducing greenhouse gas (GHG) emissions and improving resource efficiency.

• Boards should guide the development of a strategic, long-term approach to addressing environmental risks and opportunities and hold management accountable for its implementation.

IV. Customers

Customers are a critical stakeholder for businesses, as they are the purchasers of the products and services that a company provides. Companies must continually innovate, ensure quality processes, and understand evolving consumer preferences to stay relevant and competitive. By providing better products and services, companies can build and maintain customer loyalty

86     Statement of Additional Information  ■  TIAA Separate Account VA-1

and trust while avoiding financial risks and reputational harm, which are crucial for growing the business and enhancing the consumer base. The point at which risks and opportunities related to customers become material to company performance varies by sector and industry.

Product responsibility

Companies can impact customers at multiple points along the product lifecycle, including production, quality assurance, marketing and sales, and end use.

• Production: Products that are sourced and produced in ways that aim to minimize negative impacts on society, customers and the environment can capture emerging consumer preferences for sustainable products. Companies that actively consider more responsible sourcing methods and less resource-intensive materials may also mitigate regulatory and reputational risks.

• Product Quality and Safety:

• Quality Assurance: Ensuring high-quality and safe products that minimize harm to society and the environment can lower reputational risk and financial costs from recalls, write-offs, warranty payments, fines, or lost sales. Product quality and safety extends beyond tangible products to services such as electronic data capture, where new risks are emerging for industries that collect and store large amounts of personal customer information.

• End Use: Even high-quality and safe products can have unintended consequences if used improperly. Promoting the responsible and safe use of products and services to safeguard communities and consumers avoids potential reputational risk and loss of consumer confidence.

• Marketing and Sales: Companies that provide incomplete or misleading claims about their products and services are at greater risk of regulatory and reputational damage. Accurate and transparent disclosure can facilitate increased customer engagement opportunities.

• Access and Affordability: Companies can face reputational risks and loss of consumer goodwill if perceived as engaging in discriminatory business practices with the intent or appearance of reducing access and affordability to essential goods and services.

Risks: Companies’ failure to manage the potential hazards created by their products, services and marketing claims can create long-term financial risks. Product quality issues can negatively impact brand reputation and sales if they undermine customer trust, or they can result in unanticipated costs for companies through penalties, lawsuits or fines. Companies unprepared for new or emerging regulations related to consumer well-being (e.g., ingredients, labeling or privacy) may incur unexpected costs through required reformulations, operational investments and upgrades, or new protocols to be developed and implemented.

Opportunities: Customer trust is critical for enhancing brand and growing business. Companies that demonstrate ethical behavior and diligence with regard to product manufacturing, safety, marketing, pricing and end use can avoid reputational and liability risks while strengthening their competitive position. As customers become more aware of the social and environmental impacts of their products, companies that can quickly and efficiently respond to changing consumer preferences for sustainable goods can improve their ability to take advantage of a growing consumer market. Providing access to affordable products and services for underserved markets and vulnerable communities can also capture growing market segments for new sources of revenue and increase goodwill.

Recommended actions related to customers:

• Company management should strive to create a culture of safety and sustainability at all levels of the firm. Further, management should carefully analyze the potential material risks to their business related to customer impacts at each point of the product lifecycle described above, develop policies and procedures to manage any potential concerns, and disclose those policies and practices to shareholders. Companies should adopt policies designed to prevent predatory or discriminatory consumer practices.

• Boards should provide appropriate oversight and accountability over management to implement those policies in a manner that upholds transparency and integrity with their customers.

V. Employees and suppliers

Successful management of human capital—defined as the skills, talent and experience of individuals who carry out work—is critical to sustainable business growth. In particular, maintaining high standards of fairness, safety and inclusiveness in the workplace and supply chain can help a company protect its reputation, increase productivity, reduce liability and gain a competitive advantage.

Talent management

Talent management is critical to firms’ ability to execute effectively and compete successfully over the long term. Specific talent needs and risks vary by industry and company. Robust talent management practices typically comprise a range of human

TIAA Separate Account VA-1  ■  Statement of Additional Information     87

resource (HR) policies and practices, including recruiting, retaining and compensating workers; ensuring workforce well-being; developing workforce skills and training; safeguarding worker health and safety; and managing people and labor relations. Beyond HR policies, talent management encompasses broader elements related to engaging and developing employees for strategic and long-term alignment with corporate goals and culture.

Employee satisfaction, engagement, and professional development are important factors for cultivating optimal performance within a firm’s workforce and throughout its supply chain. Wages and other compensation are important contributors to satisfaction. In addition, investments in training, mentoring, incentives, knowledge-sharing and shared decision-making can bolster workforce quality and productivity outcomes, especially when implemented in combination. Furthermore, productivity gains have been linked to managerial approaches that foster employee engagement and motivation, such as involving frontline workers in operational decisions (e.g., problem-solving and performance enhancements) and adopting partnership-style approaches to labor relations.

Risks: Gaps in internal talent management systems or supply chain oversight can exacerbate human capital risks including safety concerns, discrimination, harassment and misconduct, which can result in litigation, fines and reputational damages. Companies that lack competitive approaches to talent management may face difficulty attracting and retaining high-quality staff. Low levels of employee engagement and negative worker sentiment can result in lowered productivity, work stoppages and failures in ethical conduct. Additionally, companies that do not monitor or audit suppliers’ talent management systems can face talent management failures, non-compliance with codes of conduct, and risks in the supply chain.

Opportunities: Proactive talent management strategies can enable companies to derive value from employees’ knowledge, innovative capacity and ability to work productively together and with technology. In addition, cost savings may result from lower employee and supplier turnover and more productive supplier relations. Positive employee perceptions also contribute to broader corporate reputation.

Health and safety

A healthy workforce is a key driver of company productivity, retention and reputation. Companies should endeavor to safeguard the health, safety and welfare of their employees and those engaged in their supply chain. This involves several aspects, including mitigation of short- and long-term occupational health and safety risks, efforts to support health and well-being, adherence to fair labor practices, enforcement of anti-harassment policies, and avoidance of forced labor and human trafficking.

Firms with complex supply chain relationships should assess and monitor labor-related health and safety risks embedded in their direct and indirect supplier relationships, in order to assure investors and stakeholders of suppliers’ compliance with code of conduct standards and respect for human rights.

Risks: Companies can face various financial, legal, regulatory, reputational and operational risks related to worker health and safety. Industries involving jobs of a physical nature that produce or manufacture goods, extractive industries, or those that involve handling of chemicals are especially exposed to health and safety risks. These companies may face financial impacts due to loss of employee productivity, production disruptions stemming from labor unrest, declining product quality, and increased spending on healthcare benefit payouts. They may also face legal liabilities, difficulty recruiting and retaining employees and suppliers, and reputational damage.

Opportunities: Companies that ensure safe working conditions and provide robust employee health and well-being programs may be better able to attract and retain talent, increase worker productivity and enhance supply chain performance.

Diversity and inclusion

The term diversity refers to the broad set of differences in skills, experiences, views and demographics associated with individuals in the workforce. Inclusion refers to actions intended to foster a work environment where differences among individuals are valued and effectively employed to achieve good business outcomes. Diversity and inclusion are fundamental elements of corporate culture that can be enhanced through talent recruitment and development programs, and policies and procedures that embed diversity and promote inclusion in corporate culture. For example, companies can demonstrate commitment to inclusive approaches through benefits and programs such as paid parental leave and flexible workplace policies.

As companies grapple with competition for talent in increasingly diverse domestic and global labor markets, effective management of diverse talent pipelines and an inclusive corporate culture have been linked to significant benefits that can drive competitive advantage. Research has shown that firms that demonstrate racial, ethnic or gender diversity in management ranks are associated with higher likelihood of financial outperformance over time. In order to reap the rewards of talent diversity, firms and boards should strive to foster a work environment that promotes personal safety, mutual respect, and substantive inclusion of diverse individuals in growth or leadership opportunities aligned with business objectives.

Additionally, firms have an opportunity to generate a range of added-value benefits by engaging diverse suppliers. As with managing diversity directly in their own workforce, companies that apply intentional objectives and track key indicators regarding supplier diversity are likely to generate greater returns on such investments.

Risks: Unconscious biases or acts of discrimination based on demographic and other personal characteristics such as race or gender can undermine the ability of diverse talent to contribute productively, and potentially lead to high turnover rates

88     Statement of Additional Information  ■  TIAA Separate Account VA-1

among diverse employees and suppliers. Systemic discrimination or harassment among workers can pose a threat to a firm’s reputation and increase the risk of labor disputes, litigation and regulatory enforcement actions.

Opportunities: Promoting diversity and inclusion among employees and suppliers can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Firms that foster a diverse talent pipeline at all levels of the workforce, including among executives, senior management, and recruitment pools, tend to be well positioned to generate high-performing teams and an attractive corporate culture. Teams that embody a diverse range of backgrounds, skills and views can also fuel innovation and more effective problem-solving. Potential benefits related to a diverse supplier base include multiple procurement channels (which increase contingencies and competition), positive community relations, and market expansion through exposure to wider and more diverse business networks.

Recommended actions related to employees and suppliers:

• Company management should develop and implement policies designed both to mitigate and adapt to challenges in regards to human capital management.

• We encourage the establishment of global labor policies based upon internationally recognized standards. Management should also establish policies or strategies to promote talent development and foster diversity and inclusion among employees and suppliers, as well as disclose relevant outcomes.

• Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns (for example, by conducting pay equity risk assessments to spot potential biases in wage rates). Companies should reference gender identity and sexual orientation in corporate nondiscrimination policies, even when not specifically required by law.

• Companies with complex supply chains—especially those operating in industries or regions with high risk for violations of decent workplace standards—should explain efforts and outcomes related to supply chain oversight, monitoring and risk mitigation.

• Boards should provide oversight of, and independent perspective on, the quality of management performance, compensation and succession planning, the overall talent pipeline and recruitment strategies, and other qualitative and quantitative performance characteristics associated with the company’s talent management strategies. Furthermore, boards should monitor risks associated with wage strategies employed at varying levels, the behaviors they aim to incentivize, and their impacts, especially those tied to workforce sustainability and long-term financial results.

• Boards and management should each foster a culture of inclusiveness and acceptance of differences at all levels of the corporation. We encourage boards to foster diversity within the talent pipeline for management succession, as well as within their own board refreshment practices.

VI. Communities

Companies are increasingly scrutinized for their potential impacts on the communities in which they operate. While governments have a duty to protect human rights, businesses are increasingly recognized as having a role in ensuring they are neither undermining those rights nor otherwise contributing to harm in communities affected by their direct and indirect operations. Beyond avoiding harm, companies may also have opportunities to advance human rights and other benefits for communities by meeting basic needs for goods, services and livelihoods, which can in turn build goodwill, improve customer loyalty and enhance market share.

Risks: Failure to mitigate or address adverse impacts caused by company operations, products and services or business relationships, including perceived or indirect violations, could lead to operational, legal, reputational and financial threats and could weaken a company’s social license to operate.

Impacts on specific human rights (such as the right to water, health, personal security, freedom of expression and indigenous rights) vary depending on context, industry or size of the company. It is important for companies to conduct ongoing due diligence, and to remediate negative impacts when they arise. Certain contexts require companies to heighten their focus and responsibility:

• Operations in certain sectors (e.g., extractives) and in communities where land or natural resource rights are obscure or obsolete may face increased threats to their license to operate, regulatory enforcement actions, or litigation by public and private entities if they fail to adequately engage with affected stakeholders.

• In contexts of conflict, there is greater risk of direct or indirect complicity in crimes against humanity or genocide, which constitute gross violations of international human rights law.

In addition to monitoring direct impacts, companies should also consider the potential indirect impacts of their business operations. For example, significant public health impacts may result from company operations (such as toxic emissions), or products (such as addictive substances or defective products), which could lead to penalties, legal liability, diminished reputation or disruptions to company operations and long-term growth.

TIAA Separate Account VA-1  ■  Statement of Additional Information     89

Opportunities: Companies can have positive impacts on the communities in which they operate by contributing to the fulfillment of basic needs and rights. While activities to support communities should not replace or offset the failure to mitigate adverse impacts, they can strengthen business relationships and trust with stakeholders within a community. Examples of such activities include public advocacy of human rights and innovative product and service provision in markets that lack access to basic amenities.

Firms that consult with key community stakeholders—including civil society and local community groups—on their environmental and social risk management activities demonstrate willingness to understand and collaborate with communities they affect. By building trust with community stakeholders, a company can reinforce its social license to operate and create new opportunities, such as improved sourcing of talent and inputs, reputational benefits and customer loyalty.

Recommended actions related to communities:

• Company management should develop a robust and transparent human rights due diligence framework that allows for continuous assessment to prevent and mitigate negative impacts. This framework should include applicable policies (or codes of conduct) and monitoring procedures to ensure compliance by employees and business partners. The framework should be developed and refined on an ongoing basis through meaningful dialogue and consultation with business partners, external experts and affected stakeholders to ensure existing and new risks are mitigated and addressed. Companies engaging in resource use impacting indigenous communities should strive to align with internationally recognized standards for corporate human rights performance. When rights violations occur, companies should be prepared to address and remediate.

• Boards should approve and oversee companies’ human rights policies and management implementation frameworks. Management of human rights risks and opportunities should be addressed at board meetings. Boards should also account for the company’s commitment to respecting human rights and the effectiveness of its risk frameworks through its oversight and management disclosures.

Proxy voting guidelines

I. Introduction

The policy applies to TIAA’s General Account and the TIAA-CREF Fund Complex.

Our voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ environmental, social and governance (ESG) practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other stakeholders in understanding how we are likely to vote on various issues. The list is not exhaustive and does not necessarily represent how we will vote on any particular proposal. We vote proxies in accordance with what we believe is in the best interest of our participants and shareholders. In making those decisions, we take into account many factors, including input from our investment teams and third-party research. We consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes best ESG practices and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical.

Voting decisions for other clients of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC will also be undertaken using these proxy voting guidelines unless other proxy voting arrangements have been made on behalf of a client.

II. Accountability and transparency

A. Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

• Egregious compensation practices

• Lack of responsiveness to a failed vote

• Unequal treatment of shareholders

• Adoption of inappropriate antitakeover devices

90     Statement of Additional Information  ■  TIAA Separate Account VA-1

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

• When board independence is not in line with local market regulations or best practices

• When a member of executive management sits on a key board committee that should be composed of only independent directors

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

• Board Refreshment

• When there is insufficient diversity on the board and the company has not demonstrated its commitment to adding diverse candidates

• When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We generally do not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However, we may support such resolutions where we believe that there is not a bona-fide lead independent director with robust responsibilities and the company’s ESG practices or business performance are materially deficient.

B. Shareholder rights

Proxy access

General Policy: We will consider on a case‐by‐case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

TIAA Separate Account VA-1  ■  Statement of Additional Information     91

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate Political Influence

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA or the long-term health of the corporation.

• We would generally not support shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

C. Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants

92     Statement of Additional Information  ■  TIAA Separate Account VA-1

that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk.

A. Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

TIAA Separate Account VA-1  ■  Statement of Additional Information     93

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

B. Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

C. Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

D. Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Mutual fund investing involves risk; principal loss is possible. There is no guarantee a Fund’s investment objectives will be achieved.

Before investing, carefully consider fund investment objectives, risks, charges and expenses. For this and other information that should be read carefully, please request a prospectus or summary prospectus from your financial advisor or Nuveen at 800-257-8787.

The investment advisory services, strategies and expertise of TIAA Investments, a division of Nuveen, are provided by Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC. Nuveen Securities, LLC, member FINRA and SIPC.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

94     Statement of Additional Information  ■  TIAA Separate Account VA-1

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

[This page intentionally left blank.]

Printed on paper containing recycled fiber	A10893 (5/20)

PART C

OTHER INFORMATION

Item 29. Financial Statements and Exhibits

(a)	Financial statements.

All required financial statements for the Registrant are included in the Registrant’s December 31, 2019 annual report to Contract Owners and are incorporated herein by reference. All required financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) are included with Part B (the Statement of Additional Information) of this Registration Statement.

(b)	Exhibits:

(1) Resolution of the Board of Trustees of TIAA establishing the Registrant (3)

(2) (A) Rules and Regulations of the Registrant (3)

(B) Amendment to the Rules and Regulations of the Registrant, adopted as of October 8, 2001 (6)

(C) Amendment to the Rules and Regulations of Registrant, adopted as of October 2, 2006 (11)

(3) (A) Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto (12)

(4) (A) Investment Management Agreement dated September 15, 1994 by and among TIAA, the Registrant, and Teachers Advisors, Inc. (3)

(B) Amendment dated May 1, 2016 to Investment Management Agreement (20)

(5) (A) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. (“TPIS”) dated September 15, 1994 (“Distribution Agreement”) (3)

(B) Amendment dated August 1, 1995 to Distribution Agreement (1)

(C) Amendment dated November 3, 1997 to Distribution Agreement (2)

(D) Amendment dated October 19, 2004 to Distribution Agreement (9)

(E) Assignment and Assumption Agreement dated May 1, 2013 by and between TIAA, the Registrant, TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”)(16)

(F) Amendment dated May 1, 2016 to Distribution Agreement (20)

(6) (A) Form of original Teachers Personal Annuity Contract (effective November 1, 1994) (3)

(B) Forms of new Teachers Personal Annuity Contracts (8)

(C) Form of Endorsement to Teachers Personal Annuity Contract (in-force prior to November 1, 1994) (3)

(7) Form of Application for Teachers Personal Annuity Contract (3)

(8) (A) Charter of TIAA, as amended and restated March 4, 2015 (18)

(B) Bylaws of TIAA, as amended January 1, 1998 (3)

(C) Amendment dated November 13, 2002 to the Bylaws of TIAA (7)

(D) Amendment dated August 17, 2004 to the Bylaws of TIAA (9)

(E) Amendment dated June 8, 2009 to the Bylaws of TIAA (13)

(F) Amendment dated March 4, 2015 to the Bylaws of TIAA (18)

(G) Amendment to the Charter of TIAA (19)

(9) None

(10) (A) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan as amended and restated January 1, 2008 (12)

(B) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan as amended and restated January 1, 2008 (12)

(11) (A) Administrative Services Agreement by and between TIAA and the Registrant dated September 15, 1994 (3)

(B) Amendment dated August 1, 1995 to the Administrative Services Agreement (1)

(C) Amendment dated June 1, 2005 to the Administrative Services Agreement (10)

(D) Form of Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company dated as of November 20, 2007 (12)

(12) (A) Opinion and Consent of Rachael M. Zufall, Esq.*

(B) Consent of Dechert LLP*

(13) (A) Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)*

(B) Consent of PricewaterhouseCoopers LLP (with respect to TIAA)*

(14) None

(15) Form of Seed Money Agreement by and between TIAA and the Registrant (3)

(16) (A) Supplement to Nuveen Code of Ethics for Independent Trustees of the TIAA-CREF Funds Complex (20)

(B) Advisors and TCIM Employee Trading Supplemental Policy (20)

(C) Nuveen Code of Ethics dated August 26, 2019*

(17) Powers of Attorney

(A) Power of Attorney for Thomas J. Kenny (15)

(B) Power of Attorney for Forrest Berkley, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba, Maceo K. Sloan and Laura T. Starks (17)

(C) Power of Attorney for Janice C. Eberly (20)

(D) Power of Attorney for Joseph A. Boateng*

*	Filed herewith.

(1)	Previously filed in Post-effective Amendment No. 2 to Form N-3 as filed with the commission on March 26, 1996 (File No. 33-79124) and incorporated herein by reference.

(2)	Previously filed in Post-effective Amendment No. 4 to Form N-3 as filed with the commission on March 27, 1998 (File No. 33-79124) and incorporated herein by reference.

(3)	Previously filed in Post-effective Amendment No. 5 to Form N-3 as filed with the commission on April 1, 1999 (File No. 33-79124) and incorporated herein by reference.

(4)	Previously filed in Post-effective Amendment No. 6 to Form N-3 as filed with the commission on March 31, 2000 (File No. 33-79124) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 7 to Form N-3 as filed with the commission on March 29, 2001 (File No. 33-79124) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 8 to Form N-3 as filed with the commission on April 1, 2002 (File No. 33-79124) and incorporated herein by reference.

(7) Previously filed in Post-effective Amendment No. 9 to Form N-3 as filed with the commission on April 29, 2003 (File No. 33-79124) and incorporated herein by reference.

(8) Previously filed in Post-effective Amendment No. 10 to Form N-3 as filed with the commission on April 30, 2004 (File No. 33-79124) and incorporated herein by reference.

(9) Previously filed in Post-effective Amendment No. 12 to Form N-3 as filed with the commission on May 2, 2005 (File No. 33-79124) and incorporated herein by reference.

(10) Previously filed in Post-effective Amendment No. 13 to Form N-3 as filed with the commission on May 1, 2006 (File No. 33-79124) and incorporated herein by reference.

(11) Previously filed in Post-effective Amendment No. 14 to Form N-3 as filed with the commission on May 1, 2007 (File No. 33-79124) and incorporated herein by reference.

(12) Previously filed in Post-effective Amendment No. 15 to Form N-3 as filed with the commission on April 29, 2008 (File No. 33-79124) and incorporated herein by reference.

(13) Previously filed in Post-effective Amendment No. 17 to Form N-3 as filed with the commission on April 28, 2010 (File No. 33-79124) and incorporated herein by reference.

(14) Previously filed in Post-effective Amendment No. 18 to Form N-3 as filed with the commission on April 29, 2011 (File No. 33-79124) and incorporated herein by reference.

(15) Previously filed in Post-effective Amendment No. 19 to Form N-3 as filed with the commission on April 27, 2012 (File No. 33-79124) and incorporated herein by reference.

(16) Previously filed in Post-effective Amendment No. 20 to Form N-3 as filed with the commission on April 30, 2013 (File No. 33-79124) and incorporated herein by reference.

(17) Previously filed in Post-effective Amendment No. 21 to Form N-3 as filed with the commission on April 30, 2014 (File No. 33-79124) and incorporated herein by reference.

(18) Previously filed in Post-effective Amendment No. 22 to Form N-3 as filed with the commission on April 30, 2015 (File No. 33-79124) and incorporated herein by reference.

(19) Previously filed in Post-effective Amendment No. 23 to Form N-3 as filed with the commission on April 28, 2016 (File No. 33-79124) and incorporated herein by reference.

(20) Previously filed in Post-effective Amendment No. 25 to Form N-3 as filed with the commission on April 26, 2018 (File No. 33-79124) and incorporated herein by reference.

Item 30. Directors and Officers of the Insurance Company

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Jeffrey R. Brown Josef and Margot Lakonishok Professor of Business and Dean of the Gies College of Business at the University of Illinois at Urbana-Champaign 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Priscilla Sims Brown Group Executive, Marketing and Corporate Affairs, Commonwealth Bank of Australia 730 Third Avenue New York, NY 10017-3206	Trustee	None

James R. Chambers Former Director, President and Chief Executive Officer Weight Watchers International, Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Roger W. Ferguson, Jr. 730 Third Avenue New York, NY 10017-3206	Trustee	President and Chief Executive Officer

Tamara Simpkins Franklin Vice President, Media and Entertainment Industry Solutions for North America, IBM 730 Third Avenue New York, NY 10017-3206	Trustee	None

Lisa W. Hess President and Managing Partner Sky Top Capital 730 Third Avenue New York, NY 10017-3206	Trustee	None

Edward M. Hundert, M.D.
Dean for Medical Education and Daniel D. Federman, M.D., Professor-in-Residence of Global Health and Social Medicine and Medical Education
Harvard Medical School
Harvard University
730 Third Avenue
New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Maureen O’Hara R.W. Purcell Professor of Finance Johnson Graduate School of Management Cornell University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Donald K. Peterson Former Chairman and Chief Executive Officer Avaya Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Sidney A. Ribeau Professor of Communications Howard University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Dorothy K. Robinson Senior Of Counsel K&L Gates 730 Third Avenue New York, NY 10017-3206	Trustee	None

Kimberly M. Sharan Former President of Financial Planning and Wealth Strategies and Chief Marketing Officer Amerprise Financial 730 Third Avenue New York, NY 10017-3206	Trustee	None

David L. Shedlarz Former Vice Chairman Pfizer Inc. 730 Third Avenue New York, NY 10017-3206	Trustee	None

Ronald L. Thompson Former Chairman and Chief Executive Officer Midwest Stamping and Manufacturing Company 730 Third Avenue New York, NY 10017-3206	Trustee	None

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University 730 Third Avenue New York, NY 10017-3206	Trustee	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Vijay Advani TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, Executive Chairman, Nuveen	Executive Vice President

Derek Dorn TIAA 730 Third Avenue New York, New York 10017-3206	Senior Managing Director and Corporate Secretary	Senior Managing Director and Corporate Secretary

John Douglas TIAA 730 Third Avenue New York, NY 10017-3206	Senior Executive Vice President, Chief Oversight and Advocacy Officer	None

Christine Dugan TIAA 730 Third Avenue New York, New York 10017-3206	Senior Vice President and Chief Actuary	None

Roger W. Ferguson, Jr. TIAA 730 Third Avenue New York, New York 10017-3206	President and Chief Executive Officer	President and Chief Executive Officer

Lori D. Fouche TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, CEO, TIAA Financial Solutions	None

Rahul Merchant TIAA 730 Third Avenue New York, New York 10017-3206 Jose Minaya TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, Head of Client Services and Technology Senior Executive Vice President, CEO, Nuveen	None Executive Vice President

Glenn Richter TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President, Chief Financial Officer	None

Name and Principal Business Address	Executive Positions and Offices with Insurance Company	Executive Positions and Offices with Registrant
Seun Salami TIAA 730 Third Avenue New York, NY 10017-3206	Senior Vice President, Corporate Controller	Senior Vice President, Corporate Controller

Sean Woodroffe TIAA 730 Third Avenue New York, New York 10017-3206	Senior Executive Vice President and Chief Human Resources Officer	Executive Vice President

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, LLC (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, all of the persons that serve on the Management Committee of the Registrant also serve on the board of the TIAA-CREF Life Funds (“TCLF”), the TIAA-CREF Funds (“TCF”), and the College Retirement Equities Fund (“CREF”) (collectively, the “other registrants”), each of which has Teachers Advisors, or an affiliate, as its investment adviser. In addition, the Registrant and the other registrants have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards and officers arises as the result of an official position with the respective investment companies.

Item 32. Number of Contractowners

As of March 1, 2020, there were 13,731 contracts in force.

Item 33. Indemnification

The Registrant shall indemnify each of the members of the Management Committee (“Managers”) and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

Investment advisory services for the Registrant are provided by Teachers Advisors. In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The business and other connections of Advisors’ officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 35. Principal Underwriters

TIAA-CREF Individual & Institutional Services, LLC (“Services”) acts as the principal underwriter for the Registrant. The Managers of Services are Rashmi Badwe, William Griesser, Eric T. Jones, Angela Kahrmann, Raymond Bellucci and Colbert Narcisse. The executive officers of Services are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Colbert Narcisse	Manager	None
Rashmi Badwe	Manager	None
William G. Griesser	Manager, Senior Managing Director	None
Eric T. Jones	Manager	None
Raymond Bellucci	Manager, Senior Managing Director	None
Angela Kahrmann	Manager, President, Chairman, Chief Executive Officer	None
Ross Abbott	Chief Operating Officer	None
Christopher A. Baraks	Vice President	None
Pamela Lewis Marlborough	Managing Director, Chief Legal Officer, Assistant Secretary	None
Samuel A. Turvey	Chief Compliance Officer	None
David Barber	Chief Financial Officer, Controller	None
Jorge Gutierrez	Treasurer	None
Mary Catherine Benedetto	Secretary	None

* The business address of all directors and officers of Services is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of Services can be found on Schedule A of Form BD for Services, as currently on file with the Commission (File No. 8-44454).

Item 36. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 1 Lincoln Street, Boston, MA 02111. In addition, certain duplicated records are maintained at Iron Mountain, 64 Leone Lane, Chester, NY 10918 and 22 Kimberly Road, East Brunswick, NJ 08816.

Item 37. Management Services

Not Applicable.

Item 38. Undertakings and Representations

(a) Not Applicable.

(b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

(e) TIAA represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the TIAA Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina on the 23rd day of April, 2020.

TIAA SEPARATE ACCOUNT VA-1

By:	/s/ Carol W. Deckbar
Carol W. Deckbar
Executive Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Carol W. Deckbar	Executive Vice President	April 23, 2020
Carol W. Deckbar	(Principal Executive Officer)

/s/ E. Scott Wickerham	Principal Financial Officer, Principal
E. Scott Wickerham	Accounting Officer and Treasurer (Principal Financial and Accounting Officer)	April 23, 2020

SIGNATURE OF MANAGER	DATE	SIGNATURE OF MANAGER	DATE

*	April 23, 2020	*	April 23, 2020
Forrest Berkley		Thomas J. Kenny

*	April 23, 2020	*	April 23, 2020
Joseph A. Boateng		James M. Poterba

*	April 23, 2020	*	April 23, 2020
Janice C. Eberly		Maceo K. Sloan

*	April 23, 2020	*	April 23, 2020
Nancy A. Eckl		Laura T. Starks

*	April 23, 2020
Michael A. Forrester

*	April 23, 2020
Howell E. Jackson

/s/Rachael M. Zufall	April 23, 2020
Rachael M. Zufall
as attorney-in-fact

* Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12(A)	Opinion and Consent of Rachael M. Zufall, Esq.

12(B)	Consent of Dechert LLP

13(A)	Consent of PricewaterhouseCoopers LLP (with respect to the Registrant)

13(B)	Consent of PricewaterhouseCoopers LLP (with respect to TIAA)

16(C)	Nuveen Code of Ethics dated August 26, 2019

17(D)	Power of Attorney for Joseph A. Boateng